UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
4400 EASTON COMMONS, SUITE 200
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31 Date of reporting period: October 31, 2022

Item 1. Reports to Stockholders.

HSBC Funds

Annual Report

October 31, 2022

MONEY MARKET FUNDS	Class A	Class C	Class D	Class E	Class I	Intermediary Class	Intermediary Service Class	Class Y
HSBC U.S. Government Money Market Fund	FTRXX	HUMXX	HGDXX	HGEXX	HGIXX	HGGXX	HGFXX	RGYXX
HSBC U.S. Treasury Money Market Fund	HWAXX	HUCXX	HTDXX	HTEXX	HBIXX	HTGXX	HTFXX	HTYXX

Table of Contents

HSBC Family of Funds

Annual Report - October 31, 2022

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	6

Schedules of Portfolio Investments

HSBC U.S. Government Money Market Fund	7
HSBC U.S. Treasury Money Market Fund	11
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	28
Other Federal Income Tax Information	30
Table of Shareholder Expenses	31
Board of Trustees and Officers	33
Other Information	35

Glossary of Terms

Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Bloomberg Global Aggregate Index is an index that is the measure of the global investment-grade debt from 24 local currency markets, which include treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers.

Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/ BB+ or below. Bonds from issuers with an emerging markets (EM) country of risk, based on Barclays EM country definition, are excluded.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. A bond’s duration is easily confused with its term or time to maturity because they are both measured in years. However, a bond’s term is a linear measure of the years until repayment of principal is due; it does not change with the interest rate environment. Duration, on the other hand, is non-linear and accelerates as time to maturity lessens.

ICE BofA Merrill Lynch U.S. High Yield Index is an index that tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

London Interbank Offered Rate (“LIBOR”) is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers’ Association. The LIBOR is derived from a filtered average of the world’s most creditworthy banks’ interbank deposit rates for larger loans with maturities between overnight and one full year.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across 21 developed markets countries, excluding the U.S. and Canada.

MSCI Emerging Markets Index is a float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. The SOFR includes all trades in the Broad General Collateral Rate plus bilateral Treasury repurchase agreement (repo) transactions cleared through the Delivery-versus-Payment (DVP) service offered by the Fixed Income Clearing Corporation (FICC), which is filtered to remove a portion of transactions considered specials.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2	HSBC FAMILY OF FUNDS

Commentary From the Investment Manager (Unaudited)

HSBC Global Asset Management (USA) Inc.

Global Economic Review

During the 12-month period ending October 31, 2022, major economies including the U.S. and China experienced slower economic growth. These economies faced a variety of headwinds, including China’s zero-COVID policies, the war in Ukraine, and persistently high inflation. Central banks around the world, including the U.S. Federal Reserve (the Fed), moved to normalize bank policy as a check on rising inflation. These factors, along with a surge in energy prices triggered by the Ukraine conflict, drove concerns among investors about potential recessions in the UK and Europe, and, to a lesser degree, in the U.S. as well. Inflation and efforts by central banks to bring inflation under control dominated the period under review.

The 12-month period began with supply-side constraints that continued to pose challenges to global economies. Strong demand from U.S. consumers continued to outstrip supply for many goods in the final months of 2021, which fueled a rise in inflation. Ongoing coronavirus containment efforts in many emerging markets countries, including China, worsened the demand-supply imbalance. High inflation was also a factor in the UK and some emerging markets, such as Russia and several Eastern European countries.

These factors persisted into early 2022 when they began to drag on economic growth. The U.S. economy grew at an annualized rate of 6.9% in the fourth quarter of 2021 but declined by 1.6% in the first quarter of 2022 and by 0.6% in the second quarter. A strong labor market and solid fundamentals helped support U.S. equity markets through the end of 2021, but investors lost their appetite for risk in early 2022 amid Russia’s invasion of Ukraine and the Fed’s announcement that it was accelerating its plans to tighten monetary policy.

The conflict in Ukraine sent oil prices higher, adding to already high inflation metrics. High energy prices generated headwinds for the Eurozone and India, which offset the growth the regions were expecting as they began to ease COVID restrictions. The UK economy faced headwinds from higher energy prices and lingering trade tensions from the country’s departure from the EU. For its part, Japan continued to suffer from a weaker yen and higher commodity prices, which overshadowed that country’s post-pandemic return to growth.

Amid persistent inflation and downgraded economic growth forecasts in economies around the world, the Fed raised its target for short-term interest rates by 75 basis points in June 2022. The move was larger than markets expected and was the largest rate increase in nearly 30 years. But the tone of the Fed comments that accompanied the hike, along with better-than-expected quarterly corporate earnings, helped buoy investor confidence that a recession in the U.S. could still be avoided.

Central banks maintained their hawkish approach through the summer despite signs of slowing global economic growth. Investors took a second interest rate hike by the Fed in July in stride. But a late-August speech by Fed Chair Jerome Powell, in which he indicated there would be “some pain to households and businesses” before inflation could be reined in, triggered a flight to safety. A higher-than-expected reading of U.S. inflation in mid-September kept downward pressure on investor confidence throughout much of the rest of the period.

Amidst these challenges, however, economic growth rebounded in the U.S., with the advance estimate putting third-quarter GDP growth at an annualized rate of 2.6%. Japan also posted stronger growth in the third quarter, and it managed to post positive quarterly economic growth through all three quarters of 2022 covered by the period under review—a departure from most other developed economies. Easing COVID restrictions helped the nation grow its economy, even as its inflation rate crept higher.

In China, ongoing COVID challenges, a downturn in the domestic property market, and falling global demand kept that nation’s economy from recovering. Tightening financial conditions were also a factor in slowing India’s cyclical recovery. In the Eurozone, meanwhile, signs of a looming recession grew more pronounced as winter approached and energy prices remained high. The UK also continued to face economic headwinds in the form of high inflation and high energy costs.

Emerging markets economies largely struggled amid rising inflation. Growth in Latin American economies remained strong through the summer, largely due to strength in commodity prices. But economic headwinds in the form of tightening monetary policy and fears of a global slowdown began to drag on emerging markets economies near the end of the period under review.

The Fed raised rates by 25 basis points in March and 50 basis points in May. Additional 75-basis-point hikes came in June, July, and September, respectively. Inflation in the U.S. remained high across the 12-month period, however, measuring 6.8% on an annualized basis in November 2021 and 7.7% for October 2022.

Market review

Global equity markets fell for the 12-month period due to inflation and the combined efforts by various central banks to cool their respective economies to bring inflation under control. The conflict in Ukraine also shocked markets in early 2022 and led investors to seek out less risky areas of the stock markets. Equities managed to rebound several times throughout the period, but never enough to erase the overall losses that were primarily accrued in the first half of the period.

In the U.S., small- and mid-cap stocks generally underperformed their large-cap counterparts for the period. The Russell 2000 Index1 of small-cap stocks returned -18.54% for the 12 months under review, compared to a -16.38% return for the Russell 1000 Index1 of large-cap stocks. Value stocks generally outperformed growth-oriented companies as fears of economic slowdowns persisted.

International equities fared worse than U.S. equities, with emerging markets underperforming other developed international markets. The MSCI EAFE Index1 of developed-market international stocks lost 23.00% (NR), while the MSCI Emerging Markets Index1 returned -31.03% (NR).

Global fixed income markets generally struggled due to inflation concerns, which helped push U.S. and European bond yields higher and prices lower. The Bloomberg U.S. Aggregate Bond Index1, which tracks investment-grade bonds in the U.S. market, returned -15.68% for the 12 months under review. By comparison, the Bloomberg Global Aggregate Bond Index1, which tracks the broader global investment-grade fixed income market, returned -20.79% for the same period. Amid rising interest rates, U.S. high-yield bonds generally fared better than investment grade bonds, but still lost ground. The ICE BofA Merrill Lynch U.S. High Yield Index1, which tracks high-yield bonds in the U.S. market, returned -11.45% for the 12 months under review.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS	3

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]
(Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares,
Intermediary Class, Intermediary Service Class and Class Y Shares)

by John Chiodi
Senior Portfolio Manager

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. government money market securities rose significantly during the 12-month period ended October 31, 2022. At the beginning of the period, the Federal Reserve (Fed) signaled that rate hikes intended to curb rising inflation were imminent. Ultimately, the Fed raised rates five times during the period for a total increase of 300 basis points‡.

Liquidity remained high during the period. The federal reverse repurchase agreement facility rose from $1.4 trillion at the beginning of the period to $2.3 trillion at the end of the period.

The large amount of liquidity in overnight positions supported yields in those markets and depressed yields on the longer-duration Treasury bills available for investment by the Fund, even as interest rates rose. Yields on repurchase agreements remained more attractive than yields on the longer-duration Treasury bills available to the Fund.

As a result, the Fund maintained heavy positions in floating-rate notes and repurchase agreements throughout the period. This positioning kept our weighted average maturity short and positioned the Fund to take advantage of the steepening yield curve as resets repeatedly captured the higher rates generated by the Fed’s actions. †

Asset flows were positive during the period but volatile. The Fund experienced periodic inflows as investors sought shorter-maturity investments ahead of expected rate hikes. Then, in the weeks following rate hikes, the Fund experienced outflows as investors withdrew assets to take advantage of higher-yielding securities at newly established higher rates.

†	Portfolio composition is subject to change.
‡	For additional information, please refer to the Glossary of Terms.

Fund Performance		Average Annual Total Return (%)				Yield (%)[2]	Expense Ratio (%)[3]
As of October 31, 2022	Inception Date	1 Year	5 Year	10 Year	Since Inception	7-Day Average	Gross	Net
Class A	5/3/90	0.68	0.77	0.41	2.24	2.59	0.64	0.64
Class C4	11/20/06	—	—	—	1.39	—	1.24	1.24
Class D	4/1/99	0.76	0.85	0.47	1.42	2.74	0.49	0.49
Class E5	7/12/16	—	—	—	0.34	—	0.24	0.24
Class I6	12/24/03	0.98	1.09	0.64	1.00	3.09	0.14	0.14
Intermediary Class	7/12/16	0.95	1.06	—	0.96	3.07	0.29	0.18
Intermediary Service Class	7/12/16	0.94	1.04	—	0.94	3.05	0.34	0.20
Class Y	7/1/96	0.90	1.01	0.58	1.93	2.99	0.24	0.24

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers and/or expense reimbursements are in effect for the Fund through March 1, 2023 for the Class E Shares, Class I Shares, Intermediary Class Shares and Intermediary Service Class Shares. In addition, during portions of the applicable periods above, HSBC Global Asset Management (USA) Inc. (the “Adviser”), working in conjunction with the Fund’s other service providers, had voluntarily agreed to waive or limit net operating expenses in excess of the Fund’s daily yield. These and other temporary waivers and expense limitation efforts may be terminated by the Adviser at any time and shareholders should not expect any temporary waiver and expense limitation efforts to continue indefinitely.

1	The “Aaa-mf “ and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.20%, -0.05%, 0.30%, 0.15%, 0.10% and 0.20% for Class A Shares, Class D Shares, Class I Shares, Intermediary Class, Intermediary Service Class, and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2022. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.25%, 0.14%, 0.18%, and 0.20% for Class E Shares, Class I Shares, Intermediary Class Shares, and Intermediary Service Class Shares, respectively. The expense limitation shall be in effect until March 1, 2023. Additional information pertaining to the October 31, 2022 expense ratios can be found in the financial highlights.
4	Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years ended October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire fiscal years ended October 31, 2007, 2008, and 2011 through 2022. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
5	Class E Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 112 and 283 days during the years ended October 31, 2016 and 2017, respectively. The Class was not operational during the entire fiscal years ended October 31, 2018 through 2022. No return is presented for the one-year period with non-continuous operations.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89,136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire fiscal years ended October 31, 2008 through 2022.

4	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC U.S. Treasury Money Market Fund	Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Treasury Money Market Fund.[1]
(Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class,
Intermediary Service Class and Class Y Shares)

by John Chiodi
Senior Portfolio Manager

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. government money market securities rose significantly during the 12-month period ended October 31, 2022. At the beginning of the period, the Federal Reserve (Fed) signaled that rate hikes, intended to curb rising inflation, were imminent. Ultimately, the Fed raised rates five times during the period for a total increase of 300 basis points‡.

Liquidity remained high during the period. The federal reverse repurchase agreement facility rose from $1.4 trillion at the beginning of the period to $2.3 trillion at the end of the period.

The large amount of liquidity in overnight positions supported yields in those markets and depressed yields on the longer-duration Treasury bills available for investment by the Fund, even as interest rates rose.

As a result, the Fund maintained a heavy position in floating-rate notes. This positioning kept our weighted average maturity short and positioned the Fund to take advantage of the steepening yield curve as resets captured the higher rates generated by the Fed’s actions.†

Asset flows were positive during the period, but volatile. The Fund experienced periodic inflows as investors sought shorter-maturity investments ahead of expected rate hikes. Then, in the weeks following rate hikes, the Fund experienced outflows as investors withdrew assets to take advantage of higher-yielding securities at newly established higher rates.

†	Portfolio composition is subject to change.
‡	For additional information, please refer to the Glossary of Terms.

Fund Performance		Average Annual Total Returns (%)				Yield (%)[2]	Expense Ratio (%)[3]
As of October 31, 2022	Inception Date	1 Year	5 Year	10 Year	Since Inception	7-Day Average	Gross	Net
Class A4	5/24/01	—	—	—	1.08	—	0.66	0.66
Class C5	12/24/03	—	—	—	0.04	—	1.26	1.26
Class D	5/14/01	0.73	0.83	0.44	0.92	3.00	0.51	0.51
Class E6	7/12/16	—	—	—	0.37	—	0.26	0.25
Class I7	12/30/03	0.94	1.06	0.60	1.07	3.37	0.16	0.14
Intermediary Class	7/12/16	0.93	1.04	—	0.91	3.35	0.31	0.18
Intermediary Service Class	7/12/16	0.92	1.03	—	0.92	3.33	0.36	0.20
Class Y	5/11/01	0.87	0.98	0.55	1.05	3.25	0.26	0.26

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers and/or expense reimbursements are in effect for the Fund through March 1, 2023 for the Class E Shares, Class I Shares, Intermediary Class Shares and Intermediary Service Class Shares. In addition, during portions of the applicable periods above, HSBC Global Asset Management (USA) Inc. (the “Adviser”), working in conjunction with the Fund’s other service providers, had voluntarily agreed to waive or limit net operating expenses in excess of the Fund’s daily yield. These and other temporary waivers and expense limitation efforts may be terminated by the Adviser at any time and shareholders should not expect any temporary waiver and expense limitation efforts to continue indefinitely.

1	The “Aaa-mf and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. Without the voluntary fee waivers/expense reimbursements, the yields would have been -0.05%, 0.30%, 0.15%, 0.10%, and 0.20% for the Class D Shares, Class I Shares, Intermediary Class, Intermediary Service Class, and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2022. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.25%, 0.14%, 0.18%, and 0.20% for Class E Shares, Class I Shares, Intermediary Class Shares, and Intermediary Service Class Shares, respectively. The expense limitation shall be in effect until March 1, 2023. Additional information pertaining to the October 31, 2022 expense ratios can be found in the financial highlights.
4	Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days during the year ended October 31, 2014 and the entire fiscal years ended October 31, 2001 through 2013. The Class was not operational during the entire fiscal years ended October 31, 2015 through 2022. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire fiscal years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire fiscal years ended October 31, 2011 through 2022. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
6	Class E Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 112 and 283 days during the fiscal years ended October 31, 2016 and 2017, respectively. The Class was not operational during the entire fiscal years ended October 31, 2018 through 2022. No return is presented for the one-year period with non-continuous operations.
7	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the fiscal years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire fiscal years ended October 31, 2006 through 2022.

HSBC FAMILY OF FUNDS	5

Portfolio Reviews

Portfolio Composition*

October 31, 2022 (Unaudited)

HSBC U.S. Government Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
Repurchase Agreements	57.7
U.S. Treasury Obligations	20.7
U.S. Government and Government Agency Obligations	15.5
Investment Companies	6.1
Total	100.0

HSBC U.S. Treasury Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0

*	Portfolio composition is subject to change.

6	HSBC FAMILY OF FUNDS

HSBC U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2022

U.S. Government and Government Agency Obligations — 15.8%
	Principal Amount ($)	Value ($)
Federal Farm Credit Bank — 5.5%
0.13%, 4/13/2023	106,000,000	104,751,368
2.92%, 4/21/2023	140,500,000	140,486,011
3.08% (FCPR DLY - 317 bps), 2/15/2023(a)	200,000,000	199,975,861
3.08% (FCPR DLY - 317 bps), 4/21/2023(a)	150,000,000	149,997,153
3.09% (FCPR DLY - 316 bps), 7/26/2023(a)	42,000,000	41,978,146
3.09% (FCPR DLY - 316 bps), 10/12/2023(a)	100,000,000	99,953,731
3.11% (FCPR DLY - 315 bps), 3/15/2023(a)	175,000,000	174,996,741
3.11% (SOFR + 6 bps), 1/10/2024(a)	54,000,000	54,000,000
3.11% (FEDL01 + 3 bps), 12/8/2023(a)	154,000,000	153,975,855
3.11% (SOFR + 6 bps), 12/13/2023(a)	49,000,000	49,000,000
3.11% (SOFR + 6 bps), 12/27/2023(a)	80,000,000	80,000,000
3.12% (FEDL01 + 4 bps), 10/20/2023(a)	250,000,000	249,992,652
3.12% (FCPR DLY - 313 bps), 5/24/2024(a)	50,000,000	50,000,000
3.13% (FCPR DLY - 312 bps), 1/8/2024(a)	67,000,000	67,000,000
3.13% (FEDL01 + 6 bps), 1/19/2023(a)	50,000,000	49,999,453
3.13% (SOFR + 9 bps), 7/1/2024(a)	10,000,000	10,000,000
3.14% (SOFR + 9 bps), 8/26/2024(a)	45,000,000	45,000,000
3.15% (PRIME - 310 bps), 12/2/2022(a)	60,000,000	60,003,971
3.15% (FCPR DLY - 310 bps), 9/26/2023(a)	100,000,000	100,000,000
3.15% (SOFR + 10 bps), 8/8/2024(a)	45,000,000	45,000,000
3.16% (FCPR DLY - 310 bps), 10/27/2023(a)	175,000,000	174,995,632
3.16% (FEDL01 + 8 bps), 9/9/2024(a)	100,000,000	100,000,000
3.18% (SOFR + 14 bps), 11/6/2023(a)	40,800,000	40,831,466
3.79%, 3/14/2023(b)	100,000,000	98,607,194
3.95% (USBMMY3M - 9 bps), 4/30/2024(a)	250,000,000	249,953,093
3.97% (USBMMY3M - 7 bps), 3/22/2023(a)	100,000,000	99,998,069
4.06% (USBMMY3M + 2 bps), 3/20/2023(a)	175,000,000	175,000,000
4.08% (USBMMY3M + 4 bps), 5/3/2023(a)	175,000,000	175,000,000
4.10% (USBMMY3M + 6 bps), 1/31/2023(a)	150,000,000	150,118,146
		3,190,614,542
Federal Home Loan Bank — 10.3%
1.50%, 12/12/2022	187,750,000	187,710,881
1.52%, 12/19/2022(b)	326,000,000	325,326,267
1.56%, 12/23/2022(b)	350,000,000	349,196,167
1.69%, 1/3/2023(b)	350,000,000	348,952,625
1.73%, 1/24/2023(b)	699,626,000	696,777,334
1.82%, 1/6/2023	262,000,000	261,991,112
1.95%, 2/6/2023	150,000,000	150,000,000
1.98%, 3/27/2023	100,000,000	100,000,000
2.03%, 11/3/2022(b)	250,000,000	249,957,639
2.08%, 2/13/2023	150,000,000	150,000,000
2.46%, 7/11/2023	150,000,000	150,000,000
2.93%, 2/16/2023(b)	300,000,000	297,387,417
3.04%, 6/16/2023(b)	3,000,000	2,943,250
3.07%, 2/21/2023(b)	700,000,000	693,314,222
3.09% (SOFR + 4 bps), 1/30/2023(a)	500,000,000	500,000,000
3.11% (SOFR + 6 bps), 11/18/2022(a)	50,000,000	50,000,000
3.12% (SOFR + 7 bps), 11/10/2022(a)	50,000,000	50,000,000
3.14%, 2/28/2023(b)	300,000,000	296,896,083
3.19%, 7/13/2023(b)	400,000,000	391,166,445
3.81%, 3/15/2023(b)	200,000,000	197,186,000
3.84%, 12/28/2022(b)	495,000,000	491,955,131
		5,940,760,573
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $9,131,375,115)		9,131,375,115

U.S. Treasury Obligations — 21.1%
U.S. Treasury Bills — 4.7%
2.66%, 1/12/2023(b)	150,000,000	149,196,750
2.89%, 2/2/2023(b)	300,000,000	297,750,563
3.48%, 3/16/2023(b)	300,000,000	296,101,875
3.63%, 12/20/2022(b)	1,000,000,000	994,987,708
3.79%, 12/27/2022(b)	1,000,000,000	994,034,444
		2,732,071,340
U.S. Treasury Notes — 16.4%
3.97% (USBMMY3M - 8 bps), 4/30/2024(a)	480,000,000	479,755,066
4.03% (USBMMY3M - 2 bps), 1/31/2024(a)	1,480,000,000	1,480,732,215
4.07% (USBMMY3M + 3 bps), 7/31/2023(a)	695,500,000	696,170,275
4.07% (USBMMY3M + 3 bps), 4/30/2023(a)	2,922,000,000	2,924,780,807
4.08% (USBMMY3M + 4 bps), 10/31/2023(a)	1,170,000,000	1,170,815,751
4.09% (USBMMY3M + 5 bps), 1/31/2023(a)	2,647,828,700	2,649,467,710
		9,401,721,824
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,133,793,164)		12,133,793,164

Investment Companies — 6.2%
	Shares
BlackRock Liquidity Funds FedFund Portfolio, Institutional Shares, 2.89%(c)	1,104,557,339	1,104,557,339
Dreyfus Government Cash Management, Institutional Shares, 2.92%(c)	1,102,000,025	1,102,000,025

See notes to financial statements.	HSBC FAMILY OF FUNDS	7

HSBC U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2022 (continued)

Investment Companies, continued
	Shares	Value ($)
Federated Hermes Government Obligations Fund, Institutional Shares, 2.90%(c)	1,356,649,180	1,356,649,180
TOTAL INVESTMENT COMPANIES (Cost $3,563,206,544)		3,563,206,544

Repurchase Agreements — 58.9%
	Principal Amount ($)
Bank of Montreal, 3.050%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $300,025,417, Collateralized by various U.S. Government Agency Obligations, (2.50% - 5.00%), (9/1/51 - 9/1/52), fair value of $306,000,000)	300,000,000	300,000,000
Bank of Montreal, 3.000%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $15,001,250, Collateralized by various U.S. Treasury Obligations, (0.13% - 3.63%), (4/15/28 - 2/15/52), fair value of $15,300,000)	15,000,000	15,000,000
Bank of Montreal, 2.900%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $325,026,181, Collateralized by various U.S. Treasury Obligations, (0.38% - 2.75%), (7/31/23 - 2/15/25), fair value of $331,500,002)	325,000,000	325,000,000
BNP Paribas SA, 3.000%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $15,001,250, Collateralized by various U.S. Treasury Obligations, (0.00% - 1.50%), (10/31/24 - 8/15/29), fair value of $15,300,001)	15,000,000	15,000,000
Canadian Imperial Bank, 3.050%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $475,040,243, Collateralized by various U.S. Government Agency Obligations, (1.50% - 6.50%), (11/1/27 - 1/1/60), fair value of $484,500,000)	475,000,000	475,000,000
Citigroup Global Markets, 3.050%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $500,042,361, Collateralized by various U.S. Government Agency Obligations, (2.00% - 4.00%), (1/20/52 - 2/20/52), fair value of $510,000,385)	500,000,000	500,000,000
Deutsche Bank Securities, Inc., 3.050%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $500,042,361, Collateralized by various U.S. Government Agency Obligations and Cash, (0.00% - 5.50%), (11/1/22 - 10/1/52), fair value of $509,046,887)	500,000,000	500,000,000
Federal Reserve Bank NY, 3.050%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $25,202,135,000, Collateralized by various U.S. Treasury Obligations, (0.75% - 2.38%), (4/30/26 - 2/15/30), fair value of $25,202,135,005)	25,200,000,000	25,200,000,000
Fixed Income Clearing Corporation (Bank of New York Mellon), 3.050%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $2,000,169,444, Collateralized by various U.S. Treasury Obligations, (0.38% - 4.50%), (9/30/27 - 8/15/39), fair value of $2,040,000,008)	2,000,000,000	2,000,000,000
Fixed Income Clearing Corporation (Northern Trust Corp.), 3.050%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $500,042,361, Collateralized by various U.S. Treasury Obligations, (1.75% - 2.88%), (1/31/29 - 5/15/32), fair value of $510,000,200)	500,000,000	500,000,000

8	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2022 (continued)

Repurchase Agreements, continued
	Principal Amount ($)	Value ($)
Fixed Income Clearing Corporation (State Street Bank & Trust Co.), 2.950%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $400,032,778, Collateralized by various U.S. Treasury Obligations, (2.00% - 3.00%), (6/30/24), fair value of $408,000,024)	400,000,000	400,000,000
Fixed Income Clearing Corporation (State Street Bank & Trust Co.), 3.020%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $15,001,258, Collateralized by various U.S. Treasury Obligations, (3.00%), (6/30/24), fair value of $15,300,029)	15,000,000	15,000,000
Mizuho Securities USA, Inc., 3.050%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $100,008,472, Collateralized by U.S. Treasury Obligations, (2.38%), (5/15/29), fair value of $102,000,072)	100,000,000	100,000,000
Societe’ Generale NY, 3.050%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $550,046,597, Collateralized by various U.S. Government Agency Obligations, (0.00% - 5.00%), (2/14/23 - 10/1/52), fair value of $561,000,057)	550,000,000	550,000,000
Societe’ Generale NY, 3.050%, 11/3/22, (Purchased on 10/25/22, proceeds at maturity $500,381,250, Collateralized by various U.S. Treasury Obligations, (0.13% - 3.63%), (4/15/28 - 2/15/52), fair value of $510,000,035)	500,000,000	500,000,000
Standard Chartered Bank, 3.050%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $1,000,084,722, Collateralized by various U.S. Government Agency Obligations, (0.13% - 6.25%), (7/31/23 - 10/20/52), fair value of $1,020,000,018)	1,000,000,000	1,000,000,000
Standard Chartered Bank, 3.010%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $250,020,903, Collateralized by various U.S. Government Agency Obligations, (1.25% - 5.50%), (11/30/26 - 10/1/52), fair value of $255,000,000)	250,000,000	250,000,000
Standard Chartered Bank, 3.050%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $100,008,472, Collateralized by U.S. Treasury Obligations, (2.00%), (8/15/51), fair value of $102,000,004)	100,000,000	100,000,000
Toronto Dominion Bank NY, 3.050%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $500,042,361, Collateralized by various U.S. Treasury Obligations, (0.75% - 7.13%), (2/15/23 - 2/15/43), fair value of $510,000,007)	500,000,000	500,000,000
Wells Fargo Co., 3.060%, 11/1/22, (Purchased on 10/31/22, proceeds at maturity $600,051,000 , Collateralized by various U.S. Government Agency Obligations, (1.50% - 6.00%), (4/1/23 - 9/1/57), fair value of $612,000,000)	600,000,000	600,000,000
TOTAL REPURCHASE AGREEMENTS (Cost $33,845,000,000)		33,845,000,000
TOTAL INVESTMENTS IN SECURITIES (Cost $58,673,374,823) — 102.0%		58,673,374,823
Other Assets (Liabilities) - (2.0)%		(1,177,780,511)
NET ASSETS - 100%		$57,495,594,312

See notes to financial statements.	HSBC FAMILY OF FUNDS	9

HSBC U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2022 (continued)

(a)	Floating or variable rate security linked to the referenced benchmark. The rate presented represents the rate in effect on October 31, 2022. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(b)	Discount note. Rate presented represents the effective yield at time of purchase.
(c)	The rate represents the annualized 7-day yield that was in effect on October 31, 2022.

bps - Basis Points
FCPR DLY - Federal Reserve Bank Prime Rate Loan US
FEDL01 - Effective Federal Funds Rate
SOFR - Secured Overnight Financing Rate
USBMMY3M - 3 Month Treasury Bill Rate

10	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2022

U.S.Treasury Obligations — 118.7%
	Principal Amount ($)	Value ($)
U.S. Treasury Bills — 85.9%
–%, 11/1/2022(a)	777,400,000	777,400,000
1.48%, 11/03/2022(a)	250,000,000	249,969,167
2.80%, 11/8/2022(a)	806,100,000	805,691,353
2.84%, 11/22/2022(a)	150,000,000	149,740,125
3.02%, 11/15/2022(a)	616,000,000	615,226,707
3.63%, 12/20/2022(a)	1,000,000,000	994,987,710
3.79%, 12/27/2022(a)	1,000,000,000	994,034,444
		4,587,049,506
U.S. Treasury Notes — 32.8%
4.03% (USBMMY3M - 2 bps), 1/31/2024(b)	50,000,000	50,037,410
4.07% (USBMMY3M + 3 bps), 7/31/2023(b)	60,000,000	60,034,049
4.07% (USBMMY3M + 3 bps), 4/30/2023(b)	553,000,000	553,596,269
4.08% (USBMMY3M + 4 bps), 10/31/2023(b)	65,000,000	65,033,215
4.09% (USBMMY3M + 5 bps), 1/31/2023(b)	1,025,000,000	1,025,652,108
		1,754,353,051
TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,341,402,557)		6,341,402,557
TOTAL INVESTMENTS IN SECURITIES (Cost $6,341,402,557) —118.7%		6,341,402,557
Other Assets (Liabilities) - (18.7)%		(998,424,492)
NET ASSETS - 100%		$5,342,978,065

(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)	Floating or variable rate security linked to the referenced benchmark. The rate presented represents the rate in effect on October 31, 2022. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

Amounts designated as “—” are 0.00 or have been rounded to 0.00.

bps - Basis Points
USBMMY3M - 3 Month Treasury Bill Rate

See notes to financial statements.	HSBC FAMILY OF FUNDS	11

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2022

	HSBC U.S. Government Money Market Fund	HSBC U.S. Treasury Money Market Fund
Assets:
Investments in securities, at value	$24,828,374,823	$6,341,402,557
Repurchase agreements, at value	33,845,000,000	—
Cash	1,396,945	131,451
Interest receivable	21,957,453	198,775
Prepaid expenses and other assets	429,206	85,336
Total Assets	58,697,158,427	6,341,818,119
Liabilities:
Distributions payable	49,545,526	4,158,063
Payable for investments purchased	1,144,152,590	994,034,444
Accrued expenses and other liabilities:
Investment Management	4,012,024	295,369
Administration	1,227,851	100,164
Compliance Services	8,720	8,720
Shareholder Servicing	285,636	22,850
Accounting	5,592	5,076
Custodian fees	31,600	5,700
Transfer Agent	37,882	12,413
Trustee	3,000	3,000
Other	2,253,694	194,255
Total Liabilities	1,201,564,115	998,840,054
Net Assets	$57,495,594,312	$5,342,978,065
Composition of Net Assets:
Paid in capital	57,496,406,122	5,343,089,282
Total distributable earnings/loss	(811,810)	(111,217)
Net Assets	$57,495,594,312	$5,342,978,065

Net Assets:
Class A Shares	$1,332,085	$—
Class D Shares	1,234,039,007	93,676,564
Class I Shares	49,455,073,304	2,993,946,710
Intermediary Class Shares	4,006,165,793	1,122,314,678
Intermediary Service Class Shares	1,056,439,762	793,981,453
Class Y Shares	1,742,544,361	339,058,660
	$57,495,594,312	$5,342,978,065
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,332,080	—
Class D Shares	1,233,908,274	93,716,839
Class I Shares	49,455,883,417	2,994,025,550
Intermediary Class Shares	4,006,203,331	1,122,306,828
Intermediary Service Class Shares	1,056,458,229	794,007,504
Class Y Shares	1,742,637,138	339,037,528
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$—
Class D Shares	$1.00	$1.00
Class I Shares	$1.00	$1.00
Intermediary Class Shares	$1.00	$1.00
Intermediary Service Class Shares	$1.00	$1.00
Class Y Shares	$1.00	$1.00
Investments in securities, at cost	$24,828,374,823	$6,341,402,557
Repurchase agreements, at cost	$33,845,000,000	$—

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

12	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—as of October 31, 2022

	HSBC U.S. Government Money Market Fund	HSBC U.S. Treasury Money Market Fund
Investment Income:
Interest	$547,125,105	$39,251,144
Dividends	12,526,882	—
Total Investment Income	559,651,987	39,251,144

Expenses:
Investment Management	42,897,699	3,245,568
Operational Support:
Class A Shares	1,639	—
Class D Shares	1,470,334	131,524
Intermediary Class Shares	2,966,851	432,537
Intermediary Service Class Shares	1,043,167	695,861
Class Y Shares	1,597,740	375,891
Administration:
Class A Shares	514	—
Class D Shares	461,428	41,291
Class I Shares	11,080,028	499,639
Intermediary Class Shares	901,976	132,866
Intermediary Service Class Shares	325,983	217,075
Class Y Shares	498,839	118,205
Shareholder Servicing:
Class A Shares	6,555	—
Class D Shares	3,675,862	328,812
Intermediary Class Shares	1,483,480	216,276
Intermediary Service Class Shares	1,043,167	695,861
Accounting	70,159	57,464
Compliance Services	104,635	104,635
Custodian	1,027,623	97,140
Printing	184,915	4,577
Professional	474,307	474,367
Transfer Agent	675,707	233,795
Trustee	294,963	294,961
Registration fees	241,854	151,274
Other	2,477,990	204,865
Total expenses before fee and expense reductions	75,007,415	8,754,484
Fees voluntarily reduced/reimbursed by Investment Adviser	(10,665,375)	(72,063)
Fees contractually reduced/reimbursed by Investment Adviser	(6,058,540)	(2,553,570)
Fees voluntarily reduced by Administrator	(4,135,362)	(299,101)
Fees voluntarily reduced by Shareholder Servicing Agent	(4,022,190)	(1,068,914)
Custody earnings credit	(234,508)	(24,403)
Net Expenses	49,891,440	4,736,433

Net Investment Income/(Loss)	509,760,547	34,514,711

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments in securities	(431,907)	(96,300)

Net realized/unrealized gains/(losses) on investments	(431,907)	(96,300)
Change in Net Assets Resulting from Operations	$509,328,640	$34,418,411

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS	13

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets—as of October 31, 2022

	HSBC U.S. Government Money Market Fund		HSBC U.S. Treasury Money Market Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Investment Activities:
Operations:
Net investment income	$509,760,547	$8,362,996	$34,514,711	$480,971
Net realized gains/(losses) from investments	(431,907)	32,855	(96,300)	1,808
Change in net assets resulting from operations	509,328,640	8,395,851	34,418,411	482,779
Distributions to shareholders:
Class A Shares	(9,913)	(161)	—	—
Class D Shares	(9,967,905)	(202,869)	(833,815)	(20,001)
Class I Shares	(431,038,568)	(8,048,385)	(18,172,739)	(344,629)
Intermediary Class Shares	(44,406,203)	(328,257)	(5,893,928)	(47,762)
Intermediary Service Class Shares	(9,733,816)	(166,641)	(6,789,863)	(58,317)
Class Y Shares	(14,604,733)	(100,143)	(2,823,817)	(61,466)
Change in net assets resulting from distributions to shareholders:	(509,761,138)	(8,846,456)	(34,514,162)	(532,175)
Change in net assets resulting from capital transactions	22,266,494,843	3,314,391,671	2,318,487,537	(378,364,761)
Change in net assets	22,266,062,345	3,313,941,066	2,318,391,786	(378,414,157)
Net Assets:
Beginning of period	35,229,531,967	31,915,590,901	3,024,586,279	3,403,000,436
End of period	$57,495,594,312	$35,229,531,967	$5,342,978,065	$3,024,586,279
CAPITALTRANSACTIONS*:
Class A Shares
Proceeds from shares issued	$1,599,320	$757,445	$—	$—
Dividends reinvested	9,912	161	—	—
Value of shares redeemed	(2,043,493)	(666,093)	—	—
Class A Shares capital transactions	(434,261)	91,513	—	—
Class D Shares
Proceeds from shares issued	3,526,036,679	5,145,054,934	1,999,334,374	803,965,836
Dividends reinvested	8,161,543	168,447	557,745	15,388
Value of shares redeemed	(3,980,892,607)	(5,948,814,211)	(2,026,674,946)	(830,364,608)
Class D Shares capital transactions	(446,694,385)	(803,590,830)	(26,782,827)	(26,383,384)
Class I Shares
Proceeds from shares issued	313,315,953,484	245,346,401,955	15,337,929,175	10,836,056,744
Dividends reinvested	256,314,365	4,196,879	11,257,353	257,339
Value of shares redeemed	(294,014,049,633)	(242,836,070,440)	(13,673,771,227)	(11,796,089,903)
Class I Shares capital transactions	19,558,218,216	2,514,528,394	1,675,415,301	(959,775,820)
Intermediary Class Shares
Proceeds from shares issued	31,888,310,621	8,909,982,412	4,984,238,432	975,831,213
Dividends reinvested	16,604,371	29,654	101,208	3,772
Value of shares redeemed	(29,135,902,655)	(8,114,713,220)	(4,212,973,143)	(890,498,206)
Intermediary Class Shares capital transactions	2,769,012,337	795,298,846	771,366,497	85,336,779
Intermediary Service Class Shares
Proceeds from shares issued	5,418,974,759	5,177,885,534	909,737,934	1,415,669,614
Dividends reinvested	4,295,859	56,668	6,009,149	54,455
Value of shares redeemed	(5,393,307,461)	(4,481,229,062)	(916,183,105)	(797,315,999)
Intermediary Service Class Shares capital transactions	29,963,157	696,713,140	(436,022)	618,408,070
Class Y Shares
Proceeds from shares issued	24,212,883,453	14,446,966,452	2,859,978,496	1,439,160,011
Dividends reinvested	14,255,437	95,299	2,817,941	61,430
Value of shares redeemed	(23,870,709,111)	(14,335,711,143)	(2,963,871,849)	(1,535,171,847)
Class Y Shares capital transactions	356,429,779	111,350,608	(101,075,412)	(95,950,406)
Change in net assets resulting from capital transactions	$22,266,494,843	$3,314,391,671	$2,318,487,537	$(378,364,761)

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

*	Share transactions are at net asset value of $1.00 per share.

14	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Net Expense to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)
Class A Shares
Year Ended October 31, 2022	$1.00	$0.01	(b)	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.68%	$1,332	0.38%	0.61%	0.64%
Year Ended October 31, 2021	1.00	—		—	—	—	—	—	1.00	0.01%	1,766	0.08%	0.01%	0.64%
Year Ended October 31, 2020	1.00	—		—	—	—	—	—	1.00	0.38%	1,675	0.42%	0.46%	0.65%
Year Ended October 31, 2019	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	1.71%	2,923	0.63%	1.70%	0.63%
Year Ended October 31, 2018	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	1.05%	2,728	0.63%	1.08%	0.65%
Class D Shares
Year Ended October 31, 2022	$1.00	$0.01	(b)	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.76%	$1,234,039	0.30%	0.68%	0.49%
Year Ended October 31, 2021	1.00	—		—	—	—	—	—	1.00	0.01%	1,680,757	0.08%	0.01%	0.49%
Year Ended October 31, 2020	1.00	—		—	—	—	—	—	1.00	0.44%	2,484,374	0.32%	0.39%	0.50%
Year Ended October 31, 2019	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	1.87%	1,910,115	0.48%	1.84%	0.51%
Year Ended October 31, 2018	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	1.20%	1,648,226	0.48%	1.19%	0.51%
Class I Shares
Year Ended October 31, 2022	$1.00	$0.01	(b)	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.98%	$49,455,073	0.10%	1.20%	0.14%
Year Ended October 31, 2021	1.00	—		—	—	—	—	—	1.00	0.03%	29,897,234	0.06%	0.03%	0.14%
Year Ended October 31, 2020	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	0.65%	27,383,086	0.12%	0.44%	0.15%
Year Ended October 31, 2019	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	2.23%	13,988,739	0.12%	2.19%	0.16%
Year Ended October 31, 2018	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	1.57%	6,400,700	0.12%	1.52%	0.16%
Intermediary Class Shares
Year Ended October 31, 2022	$1.00	$0.01	(b)	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.95%	$4,006,166	0.13%	1.50%	0.29%
Year Ended October 31, 2021	1.00	—		—	—	—	—	—	1.00	0.02%	1,237,168	0.07%	0.01%	0.29%
Year Ended October 31, 2020	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	0.62%	441,888	0.16%	0.63%	0.30%
Year Ended October 31, 2019	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	2.20%	504,329	0.15%	2.09%	0.30%
Year Ended October 31, 2018	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	1.52%	164,082	0.16%	1.57%	0.31%
Intermediary Service Class Shares
Year Ended October 31, 2022	$1.00	$0.01	(b)	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.94%	$1,056,440	0.14%	0.93%	0.34%
Year Ended October 31, 2021	1.00	—		—	—	—	—	—	1.00	0.02%	1,026,492	0.07%	0.01%	0.34%
Year Ended October 31, 2020	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	0.60%	329,786	0.17%	0.39%	0.35%
Year Ended October 31, 2019	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	2.17%	146,441	0.18%	2.15%	0.36%
Year Ended October 31, 2018	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	1.50%	184,921	0.18%	1.70%	0.36%
Class Y Shares
Year Ended October 31, 2022	$1.00	$0.01	(b)	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.90%	$1,742,544	0.17%	0.91%	0.24%
Year Ended October 31, 2021	1.00	—		—	—	—	—	—	1.00	0.01%	1,386,114	0.08%	0.01%	0.24%
Year Ended October 31, 2020	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	0.56%	1,274,781	0.21%	0.63%	0.25%
Year Ended October 31, 2019	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	2.12%	1,938,856	0.23%	2.10%	0.26%
Year Ended October 31, 2018	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	1.45%	1,757,925	0.23%	1.43%	0.26%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Calculated based on average shares outstanding.

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS	15

HSBC U.S. TREASURY MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Net Expense to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)
Class D Shares
Year Ended October 31, 2022	$1.00	$0.01	(b)	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.73%	$93,677	0.31%	0.63%	0.53%
Year Ended October 31, 2021	1.00	—		—	—	—	—	—	1.00	0.02%	120,467	0.06%	0.02%	0.51%
Year Ended October 31, 2020	1.00	—		—	—	—	—	—	1.00	0.44%	146,852	0.35%	0.42%	0.52%
Year Ended October 31, 2019	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	1.79%	143,506	0.50%	1.79%	0.53%
Year Ended October 31, 2018	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	1.17%	308,136	0.50%	1.12%	0.53%
Class I Shares
Year Ended October 31, 2022	$1.00	$0.01	(b)	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.94%	$2,993,947	0.12%	1.13%	0.18%
Year Ended October 31, 2021	1.00	—		—	—	—	—	—	1.00	0.01%	1,318,598	0.06%	0.02%	0.16%
Year Ended October 31, 2020	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	0.64%	2,278,404	0.14%	0.37%	0.16%
Year Ended October 31, 2019	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	2.16%	879,396	0.14%	2.13%	0.18%
Year Ended October 31, 2018	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	1.54%	707,804	0.14%	1.53%	0.18%
Intermediary Class Shares
Year Ended October 31, 2022	$1.00	$0.01	(b)	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.93%	$1,122,315	0.14%	1.36%	0.33%
Year Ended October 31, 2021	1.00	—		—	—	—	—	—	1.00	0.01%	350,940	0.06%	0.01%	0.31%
Year Ended October 31, 2020	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	0.63%	265,607	0.16%	0.48%	0.32%
Year Ended October 31, 2019	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	2.14%	165,842	0.16%	2.10%	0.33%
Year Ended October 31, 2018	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	1.49%	169,827	0.16%	1.54%	0.33%
Intermediary Service Class Shares
Year Ended October 31, 2022	$1.00	$0.01	(b)	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.92%	$793,981	0.15%	0.98%	0.38%
Year Ended October 31, 2021	1.00	—		—	—	—	—	—	1.00	0.01%	794,437	0.06%	0.00%	0.36%
Year Ended October 31, 2020	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	0.61%	176,037	0.17%	0.47%	0.37%
Year Ended October 31, 2019	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	2.12%	86,073	0.18%	2.10%	0.38%
Year Ended October 31, 2018	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	1.49%	51,220	0.18%	1.54%	0.38%
Class Y Shares
Year Ended October 31, 2022	$1.00	$0.01	(b)	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.87%	$339,059	0.19%	0.75%	0.28%
Year Ended October 31, 2021	1.00	—		—	—	—	—	—	1.00	0.01%	440,144	0.06%	0.02%	0.26%
Year Ended October 31, 2020	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	0.56%	536,101	0.22%	0.63%	0.27%
Year Ended October 31, 2019	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	2.05%	751,584	0.25%	2.03%	0.28%
Year Ended October 31, 2018	1.00	0.01		—	0.01	(0.01)	—	(0.01)	1.00	1.43%	697,972	0.25%	1.37%	0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Calculated based on average shares outstanding.

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

16	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Notes to Financial Statements—October 31, 2022

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2022, the Trust is composed of 5 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following two diversified funds (individually a “Fund”, collectively the “Funds”) of the Trust:

Fund	Short Name
HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

Financial statements for all other funds of the Trust are published separately.

Both of the Funds are government money market funds (as defined in Rule 2a-7) and seek to maintain a stable net asset value (“NAV”) of $1.00 per share, although it is possible to lose money by investing in the Funds. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each of the Funds has eight classes of shares: Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Class C Shares are not offered for sale, but are offered as an exchange option for Class C shareholders of the Trust’s other funds. No sales charges are assessed with respect to Class A, Class D, Class E, Class I, Intermediary Class, Intermediary Service Class or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class- related expenses, voting rights on matters affecting a single class of shares, and exchange privileges.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust believes the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the Funds, other than investments in other money market funds, are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, provided that certain conditions are met. Generally, amortized cost approximates fair value. Investments in other money market funds are priced at NAV as reported by such investment companies. Repurchase agreements are valued at original cost. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between

HSBC FAMILY OF FUNDS	17

HSBC FAMILY OF FUNDS

Notes to Financial Statements—October 31, 2022 (continued)

market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

Repurchase Agreements:

The U.S. Government Money Market Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Government Money Market Fund may also enter into a repurchase agreement with the Federal Reserve Bank of New York, the Fixed Income Clearing Corporation, or certain counterparties approved by the Investment Adviser (as defined in Note 4). The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury Obligations under adverse market conditions. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/ Treasury book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There is potential for loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Cash:

Cash is held in deposit accounts at the Funds’ custodian bank, The Northern Trust Company (“Custodian”), and may represent a significant portion of a Fund’s net assets, which may exceed the amount insured by the Federal Deposit Insurance Corporation (“FDIC”). To the extent that such balances exceed FDIC insurance limits, the Funds are subject to the creditworthiness of the Custodian.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated among the applicable series within the Trust equally to each fund, in relation to its net assets, or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends distributed to shareholders of the Funds from net investment income, if any, are declared daily and distributed monthly from each Fund. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent

18	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements—October 31, 2022 (continued)

necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices (unadjusted) in active markets for identical assets

●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3—significant unobservable inputs (including the Investment Adviser’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Investments of the Funds, other than investments in other money market funds, are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

Investments in other money market funds are priced at NAV as reported by such money market funds and are typically categorized as Level 1 in the fair value hierarchy.

HSBC FAMILY OF FUNDS	19

HSBC FAMILY OF FUNDS

Notes to Financial Statements—October 31, 2022 (continued)

The following is a summary of the valuation inputs used as of October 31, 2022 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Fund.

	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Government Money Market Fund
Investment Securities:
U.S. Government and Government Agency Obligations	—	9,131,375,115	—	9,131,375,115
U.S. Treasury Obligations	—	12,133,793,164	—	12,133,793,164
Investment Companies	3,563,206,544	—	—	3,563,206,544
Repurchase Agreements	—	33,845,000,000	—	33,845,000,000
Total Investment Securities	3,563,206,544	55,110,168,279	—	58,673,374,823

U.S. Treasury Money Market Fund
Investment Securities:
U.S. Treasury Obligations	—	6,341,402,557	—	6,341,402,557
Total Investment Securities	—	6,341,402,557	—	6,341,402,557

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC USA, Inc., a registered bank holding company under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement in connection with the operation of certain classes of shares of the Funds. For its services in this capacity, HSBC is entitled to receive a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class C Shares, Class D Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares, at an annual rate of 0.10%.

HSBC has entered into agreements with certain financial intermediaries (the “Servicers”) to provide recordkeeping, reporting and processing services to the Funds. The Servicers are paid by the Investment Adviser, and not by the Funds, for these services. Since these fees are paid for by the Investment Adviser, they do not represent an additional charge to the Funds or their shareholders and are not reflected in the Funds’ expenses.

Administration, Fund Accounting and Other Services:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the year ended October 31, 2022, the effective annualized rate was 0.031%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee

20	HSBC FAMILY OF FUNDS

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Notes to Financial Statements—October 31, 2022 (continued)

paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust subject to certain allocations in cases where one fund invests some or all of its assets in another fund.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth below:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0200
In excess of $10 billion but not exceeding $20 billion	0.0150
In excess of $20 billion but not exceeding $50 billion	0.0065
In excess of $50 billion	0.0045

Under a Services Agreement between the Trust and Citi (the “Services Agreement”), Citi makes an individual available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the Services Agreement, the Trust paid Citi $313,915 for the year ended October 31, 2022, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

In addition, Citi provides fund accounting services for each Fund under the Services Agreement. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursements of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services and money market fund reporting services.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside” or the “Distributor”) serves the Trust as Distributor. The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. For the year ended October 31, 2022, Foreside received $202 in commissions from sales of the Trust.

Expenses reduced during the year ended October 31, 2022 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor”, as applicable.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which includes HSBC and its affiliates) for providing various shareholder services. As disclosed in the Statements of Operations, for the current fiscal period certain amounts of the Shareholder Servicing Fees have been waived by those shareholder servicing agents, including HSBC and its affiliates. Expenses reduced during the year ended October 31, 2022 are reflected on the Statements of Operations as “Fees voluntarily reduced

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Notes to Financial Statements—October 31, 2022 (continued)

by Shareholder Servicing Agent.” For performing these services, the shareholder servicing agents are entitled to receive a fee that is computed daily and paid monthly up to the following:

Share Class	Fee Rate (%)
Class A Shares	0.60%*
Class C Shares	0.25%
Class D Shares	0.25%
Class E Shares	0.10%
Intermediary Class Shares	0.05%
Intermediary Service Class Shares	0.10%

*Currently charging 0.40%

The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, the following:

Share Class	Fee Rate (%)
Class A Shares	0.60%
Class C Shares	1.00%
Class D Shares	0.25%
Class E Shares	0.10%
Intermediary Class Shares	0.05%
Intermediary Service Class Shares	0.10%

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Transfer Agency:

DST Asset Manager Solutions, Inc. (“DST”) provides transfer agency services for each Fund. As transfer agent, DST receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board of Trustees (the “Board”). The Independent Trustees also receive a fee for each regular, special, and informational meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2023 the total annual expenses of certain classes of the Funds, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to each Fund’s investments in investment companies, as applicable.

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Notes to Financial Statements—October 31, 2022 (continued)

The applicable classes of each Fund have their own expense limitations based on the average daily net assets for any full fiscal year as follows:

	Class	Contractual Expense Limitations (%)
U.S. Government Money Market Fund	E	0.25
U.S. Government Money Market Fund	I	0.14
U.S. Government Money Market Fund	Intermediary Class Shares	0.18
U.S. Government Money Market Fund	Intermediary Service Class Shares	0.20
U.S. Treasury Money Market Fund	E	0.25
U.S. Treasury Money Market Fund	I	0.14
U.S. Treasury Money Market Fund	Intermediary Class Shares	0.18
U.S. Treasury Money Market Fund	Intermediary Service Class Shares	0.20

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years calculated monthly from when the waiver or reimbursement is recorded to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. As of October 31, 2022, the repayments that may potentially be made by the Funds are as follows:

	Amount Eligible Through
	2025 ($)	2024 ($)	2023 ($)	Total ($)
U.S. Government Money Market Fund	6,058,540	3,148,724	1,881,829	11,089,093
U.S. Treasury Money Market Fund	2,553,570	1,813,309	649,884	5,016,763

In addition to the contractual expense limitation agreement with the Funds, in an effort to avoid a negative yield for the Funds, the Investment Adviser, working in conjunction with the Funds’ other service providers, has from time to time voluntarily undertaken through a combination of waivers and reductions in fees and expenses, including shareholder servicing fees, to temporarily limit net operating expenses in excess of each Fund’s daily yield. Once started, the Investment Adviser may terminate these temporary waiver and expense limitation efforts at any time and shareholders should not expect these temporary waiver and expense limitation efforts to continue indefinitely.

In addition, Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be eliminated or changed at any time. Amounts waived/ reimbursed by the Investment Adviser, Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

During the year ended October 31, 2022, the following amounts of expenses were voluntarily and contractually waived:

	Class A ($)	Class C ($)	Class D ($)	Class E ($)	Class I ($)	Class Y ($)	Intermediary Class ($)	Intermediary Service ($)	Total ($)
U.S. Government Money Market Fund	4,342	—	2,779,773	—	14,116,574	1,098,871	4,767,608	2,114,299	24,881,467
U.S. Treasury Money Market Fund	—	—	296,547	—	926,775	340,760	829,226	1,600,340	3,993,648

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HSBC FAMILY OF FUNDS

Notes to Financial Statements—October 31, 2022 (continued)

The Funds have entered into an arrangement with their Custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Custodian’s expenses. Expenses reduced during the year ended October 31, 2022 are reflected on the Statements of Operations as “Custody earnings credits,” as applicable.

Overdraft Facility:

The Funds have entered into an arrangement with the Custodian whereby an uncommitted, secured overdraft facility is made available to meet unanticipated end-of-day liquidity needs of the Funds which cannot be fulfilled by trading activities. The interest rate on overdraft amounts is calculated at an annual rate of 0.50% plus the Federal Funds Rate. The overdraft facility is limited to $750,000,000 and $50,000,000 for the U.S. Government Money Market Fund and the U.S. Treasury Money Market Fund, respectively. As of October 31, 2022, the Funds did not have any overdrafts outstanding. Fees incurred during the year ended October 31, 2022 by the Funds on overdrafts are reflected on the Statements of Operations within the “Custodian” expenses, and were as follows:

Total ($)
U.S. Government Money Market Fund	27,178
U.S. Treasury Money Market Fund	24,728

Affiliated Securities Transactions:

The Funds are permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2022, the Funds did not engage in 17a-7 transactions.

5. Investment Risks:

The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Interest Rate Risk: Fluctuations in interest rates may affect the yield, volatility, liquidity and value of investments in income-producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. In addition, rising interest rates could lead to heightened investment volatility and decreased liquidity. During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing the reinvestment of principal proceeds at lower interest rates, resulting in less interest income. Conversely, during periods of rising interest rates, borrowers may pay off their debt later than expected, thereby preventing reinvestment of principal proceeds at higher interest rates, increasing a Fund’s sensitivity to changes in interest rates and resulting in less income to the Fund than potentially available. A low interest rate environment poses additional risks to the Funds, which are heightened in a very low or negative interest rate environment. Low or negative yields on a Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to shareholders, pay expenses out of current income, or, at times, maintain a stable $1.00 share price and/or achieve its investment objective. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Investment Adviser. A wide variety of factors can cause interest rates or yields to rise or fall (e.g., central bank monetary policies, inflationary or deflationary pressures, changing inflation or real growth rates, general market and economic conditions, etc.). The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Recently, the interest rates in the United States are rising from historically low levels and the U.S. Federal Reserve and other countries’ central banks have increased interest rates in response to global

24	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Notes to Financial Statements—October 31, 2022 (continued)

inflation. Accordingly, the Funds currently face a heightened level of risk associated with rising interest rates. It is unclear whether interest rates will continue to rise in the future, or continue to rise at current levels.

Market Risk: The value of a Fund’s investments may decline due to changing economic, political, social, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments.

U.S. Government Securities Risk: There are different types of U.S. Government Securities with different levels of credit risk. U.S. Government Securities issued or guaranteed by the U.S. Treasury and/or supported by the full faith and credit of the United States have the lowest credit risk. A U.S. government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are riskier than those that are.

6. Federal Income Tax Information:

As of the tax year ended October 31, 2022, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) were as follows:

	Tax Cost ($)	Tax Unrealized Appreciation ($)	Tax Unrealized Depreciation ($)	Net Unrealized Appreciation/ (Depreciation) ($)*
U.S. Government Money Market Fund	58,673,425,789	—	(50,966)	(50,966)
U.S. Treasury Money Market Fund	6,341,411,641	—	(9,084)	(9,084)

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2022, was as follows:

	Distributions paid from
	Ordinary Income ($)	Total Taxable Distributions ($)	Total Distributions Paid ($)(1)
U.S. Government Money Market Fund	460,509,934	460,509,934	460,509,934
U.S. Treasury Money Market Fund	30,360,082	30,360,082	30,360,082

(1)	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2021, was as follows:

	Distributions paid from
	Ordinary Income ($)	Net Long-Term Capital Gains ($)	Total Taxable Distributions ($)	Total Distributions Paid ($)(1)
U.S. Government Money Market Fund	8,870,719	38,174	8,908,893	8,908,893
U.S. Treasury Money Market Fund	532,807	—	532,807	532,807

(1)	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

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HSBC FAMILY OF FUNDS

Notes to Financial Statements—October 31, 2022 (continued)

As of the tax year ended October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income ($)	Accumulated Earnings ($)	Distributions Payable ($)	Accumulated Capital and Other Losses ($)	Unrealized Appreciation/ (Depreciation) ($)(1)	Total Accumulated Earnings/ (Deficit) ($)
U.S. Government Money Market Fund	49,548,903	49,548,903	(49,545,526)	(764,221)	(50,966)	(811,810)
U.S. Treasury Money Market Fund	4,155,336	4,155,336	(4,158,063)	(99,406)	(9,084)	(111,217)

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales.

As of the tax year ended October 31, 2022, the Funds had net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

	Short Term Amount ($)	Long Term Amount ($)	Total ($)
U.S. Government Money Market Fund	467,350	296,871	764,221
U.S. Treasury Money Market Fund	99,406	—	99,406

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

7. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as each Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with GAAP).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

	Number of shareholders with ownership of voting securities of the Fund greater than 10% and less than 25% of the total Fund’s outstanding voting securities	Percentage owned in aggregate by 10% - 25% shareholders (%)	Number of shareholders with ownership of voting securities of the Fund greater than 25% of the total Fund’s outstanding voting securities	Percentage owned in aggregate by greater than 25% shareholders (%)
U.S. Government Money Market Fund	2	32	—	—
U.S. Treasury Money Market Fund	3	62	—	—

26	HSBC FAMILY OF FUNDS

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Notes to Financial Statements—October 31, 2022 (continued)

8. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2022, other than the following:

Effective as of November 7, 2022, State Street Bank and Trust Company (“State Street”) replaced The Northern Trust Company (“Northern”) as the custodian of the Trust. As of that date, the Funds' overdraft facility with Northern terminated. State Street provides custodial services pursuant to a Master Services Agreement with the Trust. Under this Master Services Agreement, State Street also provides fund accounting, fund administration, regulatory administration and certain other services. Citi Fund Services Ohio, Inc. will no longer provide services to, or serve as the sub-administrator of, the Trust. For its services, State Street is entitled to a fee, payable by the Funds, based primarily on a Fund’s net assets, subject to per Fund fees, miscellaneous fees and reimbursements of certain expenses. Effective as of November 7, 2022, State Street also replaced DST Asset Manager Solutions, Inc. (“DST”) as the transfer agent of the Trust, although State Street has delegated its responsibilities to DST and DST continues to provide transfer agency services to the Trust. As of November 7, 2022, pursuant to a Fund PFO/Treasurer, CCO, Secretary and AMLO Agreement between Foreside Fund Officer Services, LLC (“Foreside”) and the Trust, Foreside makes individuals available to serve as the Trust’s Chief Compliance Officer, Treasurer and Secretary. In light of these changes, effective as of November 7, 2022, the fees payable to HSBC Global Asset Management (USA) Inc. (“HSBC”) as the Administrator to the Funds were modified. Under the terms of the Amended and Restated Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, computed daily and paid monthly (or at such times as HSBC shall request), equal on an annual basis to two basis points (0.02%) of average daily net assets. The fee rate is determined on the basis of the aggregate average daily net assets of the Trust.

HSBC FAMILY OF FUNDS	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HSBC Funds and Shareholders of HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund (two of the funds constituting HSBC Funds, hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

28	HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 23, 2022

We have served as the auditor of one or more investment companies in the HSBC Funds since 2015.

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HSBC FAMILY OF FUNDS

Other Federal Income Tax Information—as of October 31, 2022 (Unaudited)

During the year ended October 31, 2022, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest Income %
U.S. Government Money Market Fund	100.00%
U.S. Treasury Money Market Fund	100.00%

30	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Table of Shareholder Expenses—as of October 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The actual examples are based on an investment of $1,000 invested at the beginning of a six-month period beginning May 1, 2022 and held through the period ended October 31, 2022.

The columns below under the heading entitled “Actual” provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held throughout the period ended October 31, 2022.

The columns below under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the columns under the heading entitled “Hypothetical” are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HSBC FAMILY OF FUNDS	31

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2022 (Unaudited)

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1)	Ending Account Value 10/31/22	Expenses Paid During Period(1)
U.S. Government Money Market Fund - Class A	0.63%	$1,000.00	$1,006.80	$3.19	$1,022.03	$3.21
U.S. Government Money Market Fund - Class D	0.48%	1,000.00	1,007.50	2.43	1,022.79	2.45
U.S. Government Money Market Fund - Class I	0.13%	1,000.00	1,009.30	0.66	1,024.55	0.66
U.S. Government Money Market Fund - Intermediary Class	0.16%	1,000.00	1,009.20	0.81	1,024.40	0.82
U.S. Government Money Market Fund - Intermediary Service Class	0.18%	1,000.00	1,009.10	0.91	1,024.30	0.92
U.S. Government Money Market Fund - Class Y	0.23%	1,000.00	1,008.80	1.16	1,024.05	1.17
U.S. Treasury Money Market Fund - Class D	0.50%	1,000.00	1,007.20	2.53	1,022.68	2.55
U.S. Treasury Money Market Fund - Class I	0.14%	1,000.00	1,009.00	0.71	1,024.50	0.71
U.S. Treasury Money Market Fund - Intermediary Class	0.16%	1,000.00	1,008.90	0.81	1,024.40	0.82
U.S. Treasury Money Market Fund - Intermediary Service Class	0.18%	1,000.00	1,008.80	0.91	1,024.30	0.92
U.S. Treasury Money Market Fund - Class Y	0.25%	1,000.00	1,008.50	1.27	1,023.95	1.28

(1)	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.)

32	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Name Address, Age*	Position(s) Held with Funds	Length of Time Served	Principal Occupations During Past 5 Years	Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held by Trustee During Past 5 Years***

Independent Trustees

MARCIA L. BECK P.O. Box 219691 Kansas City, MO 64121-9691 Age: 67	Chairman and Trustee	2008 to present	Private Investor (1999 – present)	5	None
SUSAN C. GAUSE P.O. Box 219691 Kansas City, MO 64121-9691 Age: 70	Trustee	2013 to present	Private Investor (2003 – present)	5	Metropolitan Series Fund (2012 – present); and Met Investors Series Trust (2008 – present)
SUSAN S. HUANG P.O. Box 219691 Kansas City, MO 64121-9691 Age: 68	Trustee	2008 to present	Private Investor (2000 – present)	5	None
HUGH T. HURLEY, III P.O. Box 219691 Kansas City, MO 64121-9691 Age: 58	Trustee	2020 to present	Private Investor (2017 – present); Managing Director and Global Head of Product Strategy Active Equity, BlackRock, Inc. from 2006 to 2017.	5	Oakmark Funds (2018 – present)

*	Each independent trustee may be contacted by writing to the Trustee, c/o DST Asset Manager Solutions, Inc., P.O. Box 219691, Kansas City, MO 64121-9691, Attn: Stefano R. Michelagnoli.
**	Includes all operational series of the HSBC Funds.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

HSBC FAMILY OF FUNDS	33

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

Name, Address, Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

STEFANO R. MICHELAGNOLI 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2020 to present	Global Head of Client Operations, HSBC Global Asset Management (USA) Inc. (June 2020 - present); Regional Head of Product (Americas), HSBC Global Asset Management (USA) Inc.(2015-June 2020)
JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 59	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)
PATRICK KENISTON* 3 Canal Plaza, Suite 100, Portland, Maine 04101 Age: 58	Chief Compliance Officer and Secretary	One year; 2022 to present	Senior Principal Consultant and Fund Chief Compliance Officer, ACA Global (FKA Foreside Financial Group, LLC) (2008 - present)
MARIA CLEM SELL* 3 Canal Plaza, Suite 100, Portland, Maine 04101 Age: 44	Treasurer	One year; 2022 to present	Senior Principal Consultant and Fund Treasurer, ACA Global (FKA Foreside Financial Group, LLC) (June 2021 - present); Director, Franklin Templeton Investments (April 2014 – April 2021)
JAMES M. CURTIS 452 Fifth Avenue New York, NY 10018 Age: 54	Chief Legal Officer	One year; 2018 to present	Associate General Counsel, HSBC Technology & Services (USA) Inc. (2018-present); Associate General Counsel, HSBC Securities (USA) Inc. (2005- 2017);

*	Mr. Keniston and Ms. Sell are also officers of certain other investment companies.

34	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Information (Unaudited)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Funds disclose on the Investment Adviser’s website within five business days after the end of each month a complete schedule of portfolio holdings and certain other information, including the dollar-weighted average portfolio maturity and dollar-weighted average portfolio life. In addition, each Fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Funds’ Form N-MFP filings will be available on the SEC’s website, and the Investment Adviser’s website will contain a link to such filings.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS	35

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 8106

Boston, MA 02266-8106
1-800-782-8183

SUB-TRANSFER AGENT

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

Investment products:

ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at https://www.assetmanagement.us.hsbc.com/en/ individual-investor/fund-centre. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-MMF-1222	12/22

HSBC Funds

Annual Report

October 31, 2022

EQUITY FUNDS	Class A	Class C	Class I
HSBC RadiantESG U.S. Smaller Companies Fund (formerly, HSBC Opportunity Fund)	HSOAX	HOPCX	RESCX

Table of Contents

HSBC Family of Funds

Annual Report - October 31, 2022

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Statements of Assets and Liabilities	6
Statements of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	21
Other Federal Income Tax Information	23
Table of Shareholder Expenses	24
Portfolio Composition	25

Schedule of Portfolio Investments

HSBC RadiantESG U.S. Smaller Companies Portfolio	26
Statement of Assets and Liabilities	28
Statement of Operations	29
Statement of Changes in Net Assets	30
Financial Highlights	31
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	38
Table of Shareholder Expenses	40
Board of Trustees and Officers	41
Other Information	43

Glossary of Terms

Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Bloomberg Global Aggregate Index is an index that is the measure of the global investment-grade debt from 24 local currency markets, which include treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers.

Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/ BB+ or below. Bonds from issuers with an emerging markets (EM) country of risk, based on Barclays EM country definition, are excluded.

ICE BofA Merrill Lynch U.S. High Yield Index is an index that tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across 21 developed market countries, excluding the U.S. and Canada.

MSCI Emerging Markets Index is a float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets.

NR refers to Net Return.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500TM Growth Index is an index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager (Unaudited)

HSBC Global Asset Management (USA) Inc.

Global Economic Review

During the 12-month period ending October 31, 2022, major economies including the U.S. and China experienced slower economic growth. These economies faced a variety of headwinds, including China’s zero-COVID policies, the war in Ukraine, and persistently high inflation. Central banks around the world, including the U.S. Federal Reserve (the Fed), moved to normalize bank policy as a check on rising inflation. These factors, along with a surge in energy prices triggered by the Ukraine conflict, drove concerns among investors about potential recessions in the UK and Europe, and, to a lesser degree, in the U.S. as well. Inflation and efforts by central banks to bring inflation under control dominated the period under review.

The 12-month period began with supply-side constraints that continued to pose challenges to global economies. Strong demand from U.S. consumers continued to outstrip supply for many goods in the final months of 2021, which fueled a rise in inflation. Ongoing coronavirus containment efforts in many emerging markets countries, including China, worsened the demand-supply imbalance. High inflation was also a factor in the UK and some emerging markets, such as Russia and several Eastern European countries.

These factors persisted into early 2022 when they began to drag on economic growth. The U.S. economy grew at an annualized rate of 6.9% in the fourth quarter of 2021 but declined by 1.6% in the first quarter of 2022 and by 0.6% in the second quarter. A strong labor market and solid fundamentals helped support U.S. equity markets through the end of 2021, but investors lost their appetite for risk in early 2022 amid Russia’s invasion of Ukraine and the Fed’s announcement that it was accelerating its plans to tighten monetary policy.

The conflict in Ukraine sent oil prices higher, adding to already high inflation metrics. High energy prices generated headwinds for the Eurozone and India, which offset the growth the regions were expecting as they began to ease COVID restrictions. The UK economy faced headwinds from higher energy prices and lingering trade tensions from the country’s departure from the EU. For its part, Japan continued to suffer from a weaker yen and higher commodity prices, which overshadowed that country’s post-pandemic return to growth.

Amid persistent inflation and downgraded economic growth forecasts in economies around the world, the Fed raised its target for short-term interest rates by 75 basis points in June 2022. The move was larger than markets expected and was the largest rate increase in nearly 30 years. But the tone of the Fed comments that accompanied the hike, along with better-than-expected quarterly corporate earnings, helped buoy investor confidence that a recession in the U.S. could still be avoided.

Central banks maintained their hawkish approach through the summer despite signs of slowing global economic growth. Investors took a second interest rate hike by the Fed in July in stride. But a late-August speech by Fed Chair Jerome Powell, in which he indicated there would be “some pain to households and businesses” before inflation could be reined in, triggered a flight to safety. A higher-than-expected reading of U.S. inflation in mid-September kept downward pressure on investor confidence throughout much of the rest of the period.

Amidst these challenges, however, economic growth rebounded in the U.S., with the advance estimate putting third-quarter GDP growth at an annualized rate of 2.6%. Japan also posted stronger growth in the third quarter, and it managed to post positive quarterly economic growth through all three quarters of 2022 covered by the period under review—a departure from most other developed economies. Easing COVID restrictions helped the nation grow its economy, even as its inflation rate crept higher.

In China, ongoing COVID challenges, a downturn in the domestic property market, and falling global demand kept that nation’s economy from recovering. Tightening financial conditions were also a factor in slowing India’s cyclical recovery. In the Eurozone, meanwhile, signs of a looming recession grew more pronounced as winter approached and energy prices remained high. The UK also continued to face economic headwinds in the form of high inflation and high energy costs.

Emerging markets economies largely struggled amid rising inflation. Growth in Latin American economies remained strong through the summer, largely due to strength in commodity prices. But economic headwinds in the form of tightening monetary policy and fears of a global slowdown began to drag on emerging markets economies near the end of the period under review.

The Fed raised rates by 25 basis points in March and 50 basis points in May. Additional 75-basis-point hikes came in June, July, and September, respectively. Inflation in the U.S. remained high across the 12-month period, however, measuring 6.8% on an annualized basis in November 2021 and 7.7% for October 2022.

Market review

Global equity markets fell for the 12-month period due to inflation and the combined efforts by various central banks to cool their respective economies to bring inflation under control. The conflict in Ukraine also shocked markets in early 2022 and led investors to seek out less risky areas of the stock markets. Equities managed to rebound several times throughout the period, but never enough to erase the overall losses that were primarily accrued in the first half of the period.

In the U.S., small- and mid-cap stocks generally underperformed their large-cap counterparts for the period. The Russell 2000 Index1 of small-cap stocks returned -18.54% for the 12 months under review, compared to a -16.38% return for the Russell 1000 Index1 of large-cap stocks. Value stocks generally outperformed growth-oriented companies as fears of economic slowdowns persisted.

International equities fared worse than U.S. equities, with emerging markets underperforming other developed international markets. The MSCI EAFE Index1 of developed-market international stocks lost 23.00% (NR)1, while the MSCI Emerging Markets Index1 returned -31.03% (NR)1.

Global fixed income markets generally struggled due to inflation concerns, which helped push U.S. and European bond yields higher and prices lower. The Bloomberg U.S. Aggregate Bond Index1, which tracks investment-grade bonds in the U.S. market, returned -15.68% for the 12 months under review. By comparison, the Bloomberg Global Aggregate Bond Index1, which tracks the broader global investment-grade fixed income market, returned -20.79% for the same period. Amid rising interest rates, U.S. high-yield bonds generally fared better than investment grade bonds, but still lost ground. The ICE BofA Merrill Lynch U.S. High Yield Index1, which tracks high-yield bonds in the U.S. market, returned -11.45% for the 12 months under review.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)

HSBC RadiantESG U.S. Smaller Companies Fund

(Class A Shares, Class C Shares and Class I Shares)

Investment decisions for the Portfolio are made by the investment team at the Subadviser which is led by Kathryn McDonald, co-founder and Head of Investments and Sustainability, and Harry Prabandham, Chief Investment Officer. Mr. Prabandham and Kevin Lin, CFA, Senior Portfolio Manager, are responsible for day-to-day management of the Portfolio. The RadiantESG Investment Forum, which is chaired by Ms. McDonald, provides oversight of research and investment activities of the investment strategy for the Fund. Ms. McDonald and Messrs. Prabandham and Lin have been managers of the Portfolio since June 2022.

RadiantESG Global Investors LLC, subadviser to the HSBC RadiantESG U.S. Smaller Companies Portfolio

The HSBC RadiantESG U.S. Smaller Companies Fund (the “Fund”) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. equity securities of small and mid-cap companies that meet RadiantESG Global Investors LLC’s fundamental and environmental, social, and governance (“ESG”) criteria (measured at the time of purchase). The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC RadiantESG U.S. Smaller Companies Portfolio (the “Portfolio”).

In June 2022, the Fund underwent a change in subadvisor and principal investment strategy, shifting toward use of proprietary models that target companies with attractive fundamentals that meet key ESG criteria. To reflect these changes, the Fund’s name changed from the HSBC Opportunity Fund to the HSBC RadiantESG U.S. Smaller Companies Fund. The Fund’s objective of seeking long-term growth of capital remains the same moving forward, as does its focus on small- and mid-cap companies. The Fund’s new subadvisor is RadiantESG Global Investors LLC.

Investment Concerns

There is no assurance that a fund will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Funds may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Equity investments fluctuate in value based on changes to an individual company’s financial condition and overall market conditions. The Fund is also subject to market risk, which is the risk that the value of the Fund’s portfolio investments may decline due to changing market conditions. Market conditions may be negatively impacted by events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness, or other public health threats. Investing in smaller companies is more risky and volatile than investing in large companies. Growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory, and economic uncertainty. Using ESG criteria will cause the Fund to forgo investment opportunities in certain companies and sectors that are available to other mutual funds that do not use these criteria, which could affect the Fund’s performance. The use of proprietary quantitative models in selecting investments could be adversely impacted by unforeseeable software or hardware malfunctions and other technological risks, and the data used in the models may cause the models to perform differently than expected.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the 12-month period ended October 31, 2022, the Fund returned -25.80% for its Class A shares (no load). That compared to a -27.38% return for the Russell 2500 Growth Index1, the Fund’s primary benchmark.

Portfolio Performance

U.S. equities lost significant value during the 12-month period under review. In the final months of 2021, as the worries surrounding the Omicron variant of COVID-19 subsided and a return to pre-pandemic normalcy appeared on the horizon, crude oil prices shot up and supply chain disruptions affected many industries. In the second quarter of 2022, the Federal Reserve (the Fed) announced the first in a series of aggressive rate hikes to bring inflation under check. Energy price increases, persistent inflation, and the Russian invasion of Ukraine contributed to increased volatility in equity markets during the remainder of the period under review. Tighter monetary policy from the Fed tended to favor inflation-sensitive asset classes such as commodities and value-oriented securities, while longer-duration growth equities struggled. Large-cap stocks slightly outperformed small-cap stocks in this environment. During the 12-month period ended October 31, 2022, only the Energy sector had positive returns, while growth-oriented sectors such as Information Technology, Healthcare, and Consumer Discretionary significantly declined.

The Fund (without sales load) outperformed its primary benchmark on a gross basis for the period under review. Stock selection within Healthcare, Financials, Technology, and Communication Services helped drive the Fund’s relative performance. In particular, the Fund benefitted from its investments in a property and casualty insurer that experienced lower loss ratios during the period, and in a cloud-based network management, security, and analytics company that benefitted from increased business-to-business demand for its products. †

The Fund’s below-benchmark exposure to the Energy sector was the largest detractor to relative performance. Stock selection in the Information Technology sector also weighed on relative results, most notably holdings of a cloud-based CRM platform company and a cloud-based contact center software company. These names underperformed as investors shifted away from high-growth companies in favor of value companies in response to Fed policy.

†	Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance (including prior to the date on which the Fund changed its name, principal investment strategies and sub-adviser) and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC RadiantESG U.S. Smaller Companies Fund

Value of an Investment

The charts above represent a historical 10-year performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Returns (%)[4]			Expense Ratio (%)[5]
As of October 31, 2022	Inception Date	1 Year	5 Year	10 Year	Gross	Net
HSBC RadiantESG U.S. Smaller Companies Fund Class A1	9/23/96	-29.69	7.25	9.91	6.80	1.45
HSBC RadiantESG U.S. Smaller Companies Fund Class C2	11/4/98	-26.66	7.59	10.08	7.55	2.20
HSBC RadiantESG U.S. Smaller Companies Fund Class I†	9/3/96	-25.05	9.00	11.09	1.68	0.90
Russell 2500 GrowthTM Index[3]	—	-27.38	7.41	11.38	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance (including prior to the date on which the Fund changed its name, principal investment strategies and sub-adviser) and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers and/or expense reimbursements are in effect for the Fund through June 30, 2023.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and monies received by the Fund from a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

†	The Class I Shares are issued by a separate series of the HSBC Funds.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
3	For additional information, please refer to the Glossary of Terms.
4	Reflects actual NAV at the end of the period.
5	Reflects the expense ratio as reported in the prospectus dated April 28, 2022, as supplemented to date. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.45%, 2.20% and 0.90% for Class A Shares, Class C and Class I Shares, respectively. The expense limitations shall be in effect until June 30, 2023. Additional information pertaining to the October 31, 2022 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500TM Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2022

	HSBC RadiantESG U.S. Smaller Companies Fund	HSBC RadiantESG U.S. Smaller Companies Fund (Class I)
Assets:
Investments in Affiliated Portfolio	8,175,190	17,023,582
Receivable from Investment Adviser	74,801	143,714
Receivable from Sub-administrator	—	6,242
Prepaid expenses and other assets	8,929	15,646
Total Assets	8,258,920	17,189,184

Liabilities:
Payable for capital shares redeemed	—	156,082
Accrued expenses and other payables:
Administration	101	291
Distribution fees	12	—
Shareholder Servicing	550	—
Accounting	1,588	1,166
Printing	1,849	3,284
Professional	21,460	21,460
Transfer Agent	13,509	11,200
Other	1,461	1,830
Total Liabilities	40,530	195,313
Net Assets	$8,218,390	$16,993,871

Composition of Net Assets:
Paid in capital	$9,444,715	$20,921,194
Total distributable earnings/(loss)	(1,226,325)	(3,927,323)
Net Assets	$8,218,390	$16,993,871

Net Assets:
Class A Shares	$8,199,492	$—
Class C Shares	18,898	—
Class I Shares	—	16,993,871
Total	$8,218,390	$16,993,871

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,133,846	—
Class C Shares	15,341	—
Class I Shares	—	2,655,843

Net Asset Value, Offering Price (Class C and Class I) and Redemption Price per share:
Class A Shares	$7.23	$—
Class C Shares(a)	$1.23	$—
Class I Shares	$—	$6.40
Maximum Sales Charge:
Class A Shares	5.00%	—%
Maximum Offering Price per share (Net Asset Value / (100%-maximum sales charge))
Class A Shares	$7.61	$—

Amounts designated as “—” are 0.00 or have been rounded to 0.00.

(a)	Redemption price per share varies by length of time shares are held.

6	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations - For the year ended October 31, 2022

	HSBC RadiantESG U.S. Smaller Companies Fund	HSBC RadiantESG U.S. Smaller Companies Fund (Class I)
Net Investment Income Allocated from Affiliated Portfolio:
Investment income from Affiliated Portfolio	83,982	470,802
Expenses from Affiliated Portfolio	(326,175)	(1,317,622)
Net Investment Income from Affiliated Portfolio	(242,193)	(846,820)

Expenses:
Administration:
Class A Shares	1,568	—
Class C Shares	4	—
Class I Shares	—	8,507
Distribution:
Class C Shares	202	—
Shareholder Servicing:
Class A Shares	22,972	—
Class C Shares	59	—
Accounting	18,586	13,585
Printing	9,575	27,248
Professional	20,896	23,101
Transfer Agent	224,024	189,131
Registration fees	20,465	22,880
Other	2,336	1,365
Total expenses before fee and expense reductions	320,687	285,817
Fees voluntarily reduced/reimbursed by Investment Adviser	(10,003)	—
Fees contractually reduced/reimbursed by Investment Adviser	(487,707)	(1,033,366)
Net Expenses	(177,023)	(747,549)

Net Investment Income/(Loss)	(65,170)	(99,271)

Realized/Unrealized Gains/(Losses) on Investments Allocated from Affiliated Portfolio:
Net realized gains/(losses) from Affiliated Portfolio	(1,486,716)	(4,652,078)
Change in unrealized appreciation/depreciation on investments from Affiliated Portfolio	(1,648,501)	(18,029,576)

Net realized/unrealized gains/(losses) on investments from Affiliated Portfolio	(3,135,217)	(22,681,654)
Change in Net Assets Resulting from Operations	$(3,200,387)	$(22,780,925)

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS	7

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC RadiantESG U.S. Smaller Companies Fund		HSBC RadiantESG U.S. Smaller Companies Fund (Class I)
	For the year ended October 31, 2022	For the year ended October 31, 2021	For the year ended October 31, 2022	For the year ended October 31, 2021
Investment Activities:
Operations:
Net investment income/(loss)	$(65,170)	$(97,661)	$(99,271)	$(415,393)
Net realized gains/(losses) from investments	(1,486,716)	3,921,511	(4,652,078)	46,102,447
Change in unrealized appreciation/depreciation on investments	(1,648,501)	81,612	(18,029,576)	(6,145,310)
Change in net assets resulting from operations	(3,200,387)	3,905,462	(22,780,925)	39,541,744

Distributions to shareholders:
Class A Shares	(3,766,491)	(591,303)	—	—
Class C Shares	(27,849)	(4,962)	—	—
Class I Shares	—	—	(45,436,904)	(10,024,994)
Change in net assets resulting from distributions to shareholders	(3,794,340)	(596,265)	(45,436,904)	(10,024,994)
Change in net assets resulting from capital transactions	2,654,398	(12,016)	(3,597,262)	(62,666,721)
Change in net assets	(4,340,329)	3,297,181	(71,815,091)	(33,149,971)

Net Assets:
Beginning of period	12,558,719	9,261,538	88,808,962	121,958,933
End of period	$8,218,390	$12,558,719	$16,993,871	$88,808,962

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

8	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC RadiantESG U.S. Smaller Companies Fund		HSBC RadiantESG U.S. Smaller Companies Fund (Class I)
	For the year ended October 31, 2022	For the year ended October 31, 2021	For the year ended October 31, 2022	For the year ended October 31, 2021
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,230,933	$269,188	$—	$—
Dividends reinvested	3,689,980	566,123	—	—
Value of shares redeemed	(2,282,301)	(841,668)	—	—
Class A Shares capital transactions	2,638,612	(6,357)	—	—
Class C Shares:
Dividends reinvested	27,849	4,962	—	—
Value of shares redeemed	(12,063)	(10,621)	—	—
Class C Shares capital transactions	15,786	(5,659)	—	—
Class I Shares:
Proceeds from shares issued	—	—	13,910,403	3,553,293
Dividends reinvested	—	—	44,902,419	9,848,822
Value of shares redeemed	—	—	(62,410,084)	(76,068,836)
Class I Shares capital transactions	—	—	(3,597,262)	(62,666,721)
Change in net assets resulting from capital transactions	$2,654,398	$(12,016)	$(3,597,262)	$(62,666,721)

SHARE TRANSACTIONS:
Class A Shares:
Issued	153,638	20,601	—	—
Reinvested	407,733	46,026	—	—
Redeemed	(291,396)	(63,754)	—	—
Change in Class A Shares	269,975	2,873	—	—
Class C Shares:
Reinvested	17,967	904	—	—
Redeemed	(8,944)	(1,857)	—	—
Change in Class C Shares	9,023	(953)	—	—
Class I Shares:
Issued	—	—	2,222,072	206,182
Reinvested	—	—	5,676,665	607,577
Redeemed	—	—	(9,876,855)	(4,494,614)
Change in Class I Shares	—	—	(1,978,118)	(3,680,855)

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS	9

HSBC RADIANTESG U.S. SMALLER COMPANIES FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities				Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Net Expense to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)
Class A Shares
Year Ended October 31, 2022	$14.49	$(0.05)	(d)	$(2.80)	$(2.85)	$—	$(4.41)	$(4.41)	$7.23	(e)	(25.80)%	$8,200	1.49	%(f)	(0.65)	%(d)	6.47%	120%
Year Ended October 31, 2021	10.71	(0.11)		4.57	4.46	—	(0.68)	(0.68)	14.49		42.81%	12,518	1.55%		(0.83)%		7.00%	78%
Year Ended October 31, 2020	9.42	(0.09)		2.10	2.01	—	(0.72)	(0.72)	10.71		22.05%	9,224	1.55%		(0.91)%		7.29%	94%
Year Ended October 31, 2019	10.70	(0.07)		0.59	0.52	—	(1.80)	(1.80)	9.42		8.77%	8,449	1.55%		(0.79)%		5.77%	81%
Year Ended October 31, 2018	11.24	(0.10)		0.82	0.72	—	(1.26)	(1.26)	10.70		6.46%	9,352	1.55%		(0.84)%		5.37%	77%
Class C Shares
Year Ended October 31, 2022	$6.43	$(0.02)	(d)	$(0.77)	$(0.79)	$—	$(4.41)	$(4.41)	$1.23		(26.47)%	$19	2.25	%(f)	(1.46)	%(d)	6.82%	120%
Year Ended October 31, 2021	5.10	(0.09)		2.10	2.01	—	(0.68)	(0.68)	6.43		41.77%	41	2.30%		(1.60)%		7.74%	78%
Year Ended October 31, 2020	4.85	(0.08)		1.05	0.97	—	(0.72)	(0.72)	5.10		21.29%	37	2.30%		(1.65)%		8.13%	94%
Year Ended October 31, 2019	6.53	(0.08)		0.20	0.12	—	(1.80)	(1.80)	4.85		8.07%	77	2.30%		(1.54)%		6.60%	81%
Year Ended October 31, 2018	7.38	(0.11)		0.52	0.41	—	(1.26)	(1.26)	6.53		5.52%	116	2.30%		(1.60)%		6.08%	77%

*     The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC RadiantESG U.S. Smaller Companies Portfolio (the “Portfolio”)

(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the Portfolio, in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Reflects special dividends paid out during the year by several of the Portfolio’s holdings. Had the Portfolio, in which the Fund invests all of its investable assets, not received the special dividends, the net investment income/(loss) per share would have been $(0.08) and $(0.05) for Class A and Class C Shares, respectively, and the net investment income/(loss) ratio would have been (0.97)% and (1.78)% for Class A and Class C Shares, respectively.
(e)	The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.
(f)	The net expense ratio shown for the period reflects the expense limitation agreement in effect as of June 28, 2022 and the higher limit in effect prior to that date.

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

10	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC RADIANTESG U.S. SMALLER COMPANIES FUND (CLASS I)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities				Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Net Expense to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)
Class I Shares
Year Ended October 31, 2022	$19.16	$(0.02)	(d)	$(2.84)	$(2.86)	$—	$(9.90)	$(9.90)	$6.40	(e)	(24.77)%	$16,993	1.07	%(f)	(0.19)	%(d)	3.02%	120%
Year Ended October 31, 2021	14.67	(0.07)		6.13	6.06	—	(1.57)	(1.57)	19.16	(e)	43.23%	88,809	1.10%		(0.39)%		1.88%	78%
Year Ended October 31, 2020	12.79	(0.06)		2.85	2.79	—	(0.91)	(0.91)	14.67		22.58%	121,959	1.10%		(0.46)%		1.63%	94%
Year Ended October 31, 2019	14.38	(0.04)		0.81	0.77	—	(2.36)	(2.36)	12.79		9.25%	115,924	1.10%		(0.34)%		1.44%	81%
Year Ended October 31, 2018	15.40	(0.06)		1.12	1.06	—	(2.08)	(2.08)	14.38		6.96%	136,640	1.10%		(0.40)%		1.39%	77%

*     The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC RadiantESG U.S. Smaller Companies Portfolio (the “Portfolio”)

(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the Portfolio, in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Reflects special dividends paid out during the year by several of the Portfolio’s holdings. Had the Portfolio, in which the Fund invests all of its investable assets, not received the special dividends, the net investment income/(loss) per share would have been $(0.05) for Class I Shares and the net investment income/(loss) ratio would have been (0.59)% for Class I Shares.
(e)	The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.
(f)	The net expense ratio shown for the period reflects the expense limitation agreement in effect as of June 28, 2022 and the higher limit in effect prior to that date.

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS	11

HSBC FAMILY OF FUNDS
Notes to Financial Statements—October 31, 2022

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2022, the Trust is composed of 5 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following two diversified funds (individually a “Fund”, collectively the “Funds”) of the Trust. The Funds changed their name on June 28, 2022.

Fund	Short Name
HSBC RadiantESG U.S. Smaller Companies Fund (formerly HSBC Opportunity Fund)	RadiantESG U.S. Smaller Companies Fund
HSBC RadiantESG U.S. Smaller Companies Fund (Class I) (formerly HSBC Opportunity Fund (Class I))	RadiantESG U.S. Smaller Companies Fund (Class I)

Financial statements for all other funds of the Trust are published separately.

Each Fund is a feeder fund in a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in the HSBC RadiantESG U.S. Smaller Companies Portfolio (formerly, HSBC Opportunity Portfolio) (the “Portfolio”), which is a diversified series of the Trust with the same investment objective as the Funds. The Portfolio operates as the master fund in a master-feeder arrangement in which the feeder funds invest all or part of their investable assets in the Portfolio. The Funds’ proportionate ownership of the Portfolio was as follows:

Fund	Proportionate Ownership Interest on October 31, 2022 (%)
RadiantESG U.S. Smaller Companies Fund	32.4
RadiantESG U.S. Smaller Companies Fund (Class I)	67.6

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are included in the attached financial statements. The financial statements of the Portfolio should be read in conjunction with the financial statements of the Funds.

The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The RadiantESG U.S. Smaller Companies Fund offers two classes of shares: Class A Shares and Class C Shares. The RadiantESG U.S. Smaller Companies Fund (Class I) offers one class of shares: Class I Shares. Class A Shares of the RadiantESG U.S. Smaller Companies Fund have a maximum sales charge of 5.00% as a percentage of the offering price. Class C Shares of the RadiantESG U.S. Smaller Companies Fund are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the RadiantESG U.S. Smaller Companies Fund (Class I). Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Trust believes the risk of loss to be remote.

12	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—October 31, 2022 (continued)

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments in the Portfolio at fair value. The notes to the Portfolio’s financial statements included elsewhere in this report provide information about the Portfolio’s valuation policy and its period-end security valuations.

Investment Transactions and Related Income:

The Funds record investments in the Portfolio on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from the Portfolio. In addition, the Funds accrue their own expenses daily as incurred.

Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts, if any, are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities at the close of each business day. Purchases and sales of securities, and income and expenses are, as applicable, translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. If applicable, any such fluctuations are included with the net realized and unrealized gain or loss from investments in securities and foreign currency translations.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated among the applicable series within the Trust equally to each fund, in relation to its net assets, or another appropriate basis. Because the Funds operate in a master-feeder structure, in which the Funds invest all of their investable assets in the Portfolio, certain expenses are allocated solely to the Portfolio rather than the Funds. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends distributed to shareholders of the Funds from net investment income, if any, are declared and distributed semiannually for the Funds.

Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

HSBC FAMILY OF FUNDS	13

HSBC FAMILY OF FUNDS
Notes to Financial Statements—October 31, 2022 (continued)

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices (unadjusted) in active markets for identical assets

●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3—significant unobservable inputs (including the Investment Adviser’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds record their investments in the Portfolio at fair value, which represents their proportionate ownership of the value of the Portfolios’ net assets. These investments are typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolio are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolio included in the attached financial statements.

As of October 31, 2022, all investments by the Funds were categorized as Level 2 in the fair value hierarchy.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company under the laws of the United States, acts as Investment Adviser to the Portfolio pursuant to an Investment Advisory Contract. As Investment Adviser, HSBC manages the investments of the Portfolio and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration, Fund Accounting and Other Services:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0400

14	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—October 31, 2022 (continued)

In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the year ended October 31, 2022, the effective annualized rate was 0.031%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust subject to certain allocations in cases where one fund invests some or all of its assets in another fund. For assets invested in the Portfolio by the Funds, the Portfolio pays half of the administration fee and the Funds pay half, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth below:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0200
In excess of $10 billion but not exceeding $20 billion	0.0150
In excess of $20 billion but not exceeding $50 billion	0.0065
In excess of $50 billion	0.0045

Under a Services Agreement between the Trust and Citi (the “Services Agreement”), Citi makes an individual available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the Services Agreement, the Trust paid Citi $313,915 for the year ended October 31, 2022, plus reimbursement of certain out-of-pocket expenses. Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

In addition, Citi provides fund accounting services for each Fund under the Services Agreement. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursements of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside” or the “Distributor”) serves the Trust as Distributor. The Trust, on behalf of the RadiantESG U.S. Smaller Companies Fund, has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% and 1.00% of the average daily net assets of Class A Shares (currently not being charged) and Class C Shares (currently charging 0.75%) of the applicable funds, respectively. For the year ended October 31, 2022, Foreside received $202 in commissions from sales of the Trust.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares and Class C Shares of the RadiantESG U.S. Smaller Companies Fund. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed in the aggregate 0.50% annually of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class C Shares.

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who

HSBC FAMILY OF FUNDS	15

HSBC FAMILY OF FUNDS
Notes to Financial Statements—October 31, 2022 (continued)

invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Transfer Agency:

DST Asset Manager Solutions, Inc. (“DST”) provides transfer agency services for each Fund. As transfer agent, DST receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board of Trustees (the “Board”). The Independent Trustees also receive a fee for each regular, special, and informational meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust (except that these fees and expenses are allocated to the Portfolio rather than the Funds).

Other:

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administration.”

The Funds may use related party broker-dealers. For the year ended October 31, 2022, there were no brokerage commissions paid to broker-dealers affiliated with the Adviser.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Portfolio invests.

Fee Reductions:

The Investment Adviser has agreed to contractually limit through June 30, 2023 the total annual expenses of the Funds, including the allocated expenses from the Portfolio, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributable to the Funds’ investments in investment companies. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

	Class	Contractual Expense Limitations (%)
RadiantESG U.S. Smaller Companies Fund	A	1.45	*
RadiantESG U.S. Smaller Companies Fund	C	2.20	*
RadiantESG U.S. Smaller Companies Fund (Class I)	I	0.90	*

*Effective June 28, 2022. Prior to June 28, 2022, the contractual expense limitations for Class A, C and I shares were 1.65%, 2.40% and 1.10%, respectively.

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years calculated monthly from when the waiver or reimbursement is recorded to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2022, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements.

As of October 31, 2022, the repayments that may potentially be made by the Funds are as follows:

16	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—October 31, 2022 (continued)

	Amount Eligible Through
	2025 ($)	2024 ($)	2023 ($)	Total ($)
RadiantESG U.S. Smaller Companies Fund	487,707	623,917	491,640	1,603,264
RadiantESG U.S. Smaller Companies Fund (Class I)	1,033,366	821,503	605,184	2,460,053

Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be eliminated or changed at any time. Amounts waived/ reimbursed by the Investment Adviser, Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

5. Affiliated Investment Transactions:

A summary of each Fund’s investment in the Portfolio for the year ended October 31, 2022 is as follows:

	Value 10/31/2021 ($)	Contributions ($)	Withdrawals ($)	Net Realized Gains/ (Losses) ($)	Change in Unrealized Appreciation /Depreciation ($)	Value 10/31/2022 ($)	Net Income/ (Loss) ($)
RadiantESG U.S. Smaller Companies Fund
RadiantESG U.S. Smaller Companies Portfolio	12,564,869	5,198,086	(6,210,355)	(1,486,716)	(1,648,501)	8,175,190	(242,193)
Total	12,564,869	5,198,086	(6,210,355)	(1,486,716)	(1,648,501)	8,175,190	(242,193)

RadiantESG U.S. Smaller Companies Fund (Class I)
RadiantESG U.S. Smaller Companies Portfolio	88,794,579	58,876,145	(107,118,668)	(4,652,078)	(18,029,576)	17,023,582	(846,820)
Total	88,794,579	58,876,145	(107,118,668)	(4,652,078)	(18,029,576)	17,023,582	(846,820)

6. Investment Risks:

The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day.

Market Risk: The value of a Fund’s investments may decline due to changing economic, political, social, regulatory or market conditions. Market risk may affect a single issuer, industry or sector of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments.

Model and Data Risk: RadiantESG Global Investors LLC, the investment sub-adviser (“RadiantESG”) employs proprietary quantitative models in selecting investments for the Fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes in a factor’s historical trends, and technical issues in the construction, implementation, and maintenance of the models (including, for example, problems with data sourced by

HSBC FAMILY OF FUNDS	17

HSBC FAMILY OF FUNDS
Notes to Financial Statements—October 31, 2022 (continued)

RadiantESG or supplied by third parties, software issues, or other types of errors). There are limitations inherent in every quantitative model and there is no guarantee that quantitative models will perform as expected or result in effective investment decisions for the Funds. Additionally, commonality of holdings across quantitative asset managers may amplify losses.

ESG Investing Risk: The incorporation of ESG criteria, including ESG and Impact scores and the identification of controversial business lines and other screens, into the investment process will cause the Fund to forgo investment opportunities available to other mutual funds that do not use these criteria, or to increase or decrease its exposure to certain sectors or certain types of companies. For example, the Fund will generally not seek to invest in companies that operate in, or derive a specific amount of revenue from, controversial business lines (e.g., tobacco, nuclear armaments and other controversial weapons, and thermal coal extraction), or companies with severe controversies (e.g., severe violators of human rights and liberties). As a result, the Fund could underperform other mutual funds that do not consider ESG criteria in their investment processes. RadiantESG’s ESG criteria and ESG-related investment processes may be changed periodically without shareholder approval or notice.

7. Federal Income Tax Information:

As of the tax year ended October 31, 2022, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) were as follows:

	Tax Cost ($)	Tax Unrealized Appreciation ($)	Tax Unrealized Depreciation ($)	Net Unrealized Appreciation/ (Depreciation) ($)*
RadiantESG U.S. Smaller Companies Fund	7,861,697	313,493	—	313,493
RadiantESG U.S. Smaller Companies Fund (Class I)	16,230,846	792,736	—	792,736

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2022, was as follows:

	Distributions paid from
	Ordinary Income ($)	Net Long-Term Capital Gains ($)	Total Taxable Distributions ($)	Total Distributions Paid ($)(1)
RadiantESG U.S. Smaller Companies Fund	1,311,809	2,482,531	3,794,340	3,794,340
RadiantESG U.S. Smaller Companies Fund (Class I)	16,743,166	28,693,738	45,436,904	45,436,904

(1)	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2021, was as follows:

	Distributions paid from
	Ordinary Income ($)	Net Long-Term Capital Gains ($)	Total Taxable Distributions ($)	Total Distributions Paid ($)(1)
RadiantESG U.S. Smaller Companies Fund	106,753	489,512	596,265	596,265
RadiantESG U.S. Smaller Companies Fund (Class I)	2,927,949	7,097,045	10,024,994	10,024,994

(1)	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

18	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—October 31, 2022 (continued)

As of the tax year ended October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Accumulated Capital and Other Losses ($)	Unrealized Appreciation/ (Depreciation) ($)(1)	Total Accumulated Earnings/ (Deficit) ($)
RadiantESG U.S. Smaller Companies Fund	(1,539,818)	313,493	(1,226,325)
RadiantESG U.S. Smaller Companies Fund (Class I)	(4,720,059)	792,736	(3,927,323)

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales.

As of the tax year ended October 31, 2022, the Funds had net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

	Short Term Amount ($)	Long Term Amount ($)	Total ($)
RadiantESG U.S. Smaller Companies Fund	1,479,847	—	1,479,847
RadiantESG U.S. Smaller Companies Fund (Class I)	4,620,788	—	4,620,788

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

On the Statements of Assets and Labilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Accumulated Net Investment Income/ (Distributions in Excess of Net Investment Income) ($)*	Accumulated Net Realized Gains/(Losses) ($)*	Paid in Capital ($)
RadiantESG U.S. Smaller Companies Fund	5,199	—	(5,199)
RadiantESG U.S. Smaller Companies Fund (Class I)	—	5	(5)

*	These components of capital are presented together as “Total distributable earnings/(loss)” on the Statements of Assets and Liabilities.

8. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as each Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with GAAP).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

HSBC FAMILY OF FUNDS	19

HSBC FAMILY OF FUNDS
Notes to Financial Statements—October 31, 2022 (continued)

	Number of shareholders with ownership of voting securities of the Fund greater than 10% and less than 25% of the total Fund’s outstanding voting securities	Percentage owned in aggregate by 10% - 25% shareholders (%)	Number of shareholders with ownership of voting securities of the Fund greater than 25% of the total Fund’s outstanding voting securities	Percentage owned in aggregate by greater than 25% shareholders (%)
RadiantESG U.S. Smaller Companies Fund	1	15	1	58
RadiantESG U.S. Smaller Companies Fund (Class I)	2	24	1	61

9. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2022, other than the following:

Effective as of November 7, 2022, State Street Bank and Trust Company (“State Street”) replaced The Northern Trust Company as the custodian of the Trust. State Street provides custodial services pursuant to a Master Services Agreement with the Trust. Under this Master Services Agreement, State Street also provides fund accounting, fund administration, regulatory administration and certain other services. Citi Fund Services Ohio, Inc. will no longer provide services to, or serve as the sub-administrator of, the Trust. For its services, State Street is entitled to a fee, payable by the Funds, based primarily on a Fund’s net assets, subject to per Fund fees, miscellaneous fees and reimbursements of certain expenses. Effective as of November 7, 2022, State Street also replaced DST Asset Manager Solutions, Inc. (“DST”) as the transfer agent of the Trust, although State Street has delegated its responsibilities to DST and DST continues to provide transfer agency services to the Trust. As of November 7, 2022, pursuant to a Fund PFO/Treasurer, CCO, Secretary and AMLO Agreement between Foreside Fund Officer Services, LLC (“Foreside”) and the Trust, Foreside makes individuals available to serve as the Trust’s Chief Compliance Officer, Treasurer and Secretary. In light of these changes, effective as of November 7, 2022, the fees payable to HSBC Global Asset Management (USA) Inc. (“HSBC”) as the Administrator to the Funds were modified. Under the terms of the Amended and Restated Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, computed daily and paid monthly (or at such times as HSBC shall request), equal on an annual basis to two basis points (0.02%) of average daily net assets. The fee rate is determined on the basis of the aggregate average daily net assets of the Trust.

20	HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HSBC Funds and Shareholders of HSBC RadiantESG U.S. Smaller Companies Fund and HSBC RadiantESG U.S. Smaller Companies Fund (Class I)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of HSBC RadiantESG U.S. Smaller Companies Fund and HSBC RadiantESG U.S. Smaller Companies Fund (Class I) (two of the funds constituting HSBC Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

HSBC FAMILY OF FUNDS	21

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the sub-administrator of the Funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 23, 2022

We have served as the auditor of one or more investment companies in the HSBC Funds since 2015.

22	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS

Other Federal Income Tax Information—as of October 31, 2022 (Unaudited)

During the year ended October 31, 2022, the following Funds declared capital gain distributions:

	Short Term Capital Gain Distributions ($)	Long Term Capital Gain Distributions ($)
HSBC RadiantESG U.S. Smaller Companies Fund	1,311,809	2,482,531
HSBC RadiantESG U.S. Smaller Companies Fund (Class I)	16,743,166	28,693,738

HSBC FAMILY OF FUNDS	23

HSBC FAMILY OF FUNDS

Table of Shareholder Expenses—as of October 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The actual examples are based on an investment of $1,000 invested at the beginning of a six-month period beginning May 1, 2022 and held through the period ended October 31, 2022.

The columns below under the heading entitled “Actual” provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held throughout the period ended October 31, 2022.

The columns below under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the columns under the heading entitled “Hypothetical” are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1)	Ending Account Value 10/31/22	Expenses Paid During Period(1)
RadiantESG U.S. Smaller Companies Fund - Class A	1.41%	$1,000.00	$949.90	$6.93	$1,018.10	$7.17
RadiantESG U.S. Smaller Companies Fund - Class C	2.17%	1,000.00	946.20	10.64	1,014.27	11.02
RadiantESG U.S. Smaller Companies Fund - Class I	1.01%	1,000.00	959.40	4.99	1,020.11	5.14

(1)	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.)

24	HSBC FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*

October 31, 2022 (Unaudited)

HSBC RadiantESG U.S. Smaller Companies Portfolio
Investment Allocation	Percentage of Investments at Value (%)
Software	12.2
Health Care Providers & Services	7.5
Health Care Equipment & Supplies	7.3
Biotechnology	7.0
Specialty Retail	6.2
Electronic Equipment, Instruments & Components	6.2
Building Products	4.8
Equity Real Estate Investment Trusts (REITs)	4.4
Communications Equipment	4.2
Construction & Engineering	3.8
Diversified Consumer Services	3.6
Semiconductors & Semiconductor Equipment	3.3
Technology Hardware, Storage & Peripherals	2.4
Life Sciences Tools & Services	2.2
Thrifts & Mortgage Finance	2.2
Diversified Telecommunication Services	2.2
Electrical Equipment	2.1
Commercial Services & Supplies	2.0
Trading Companies & Distributors	2.0
IT Services	1.6
Independent Power and Renewable Electricity Producers	1.5
Investment Companies	1.5
Machinery	1.4
Capital Markets	1.3
Professional Services	1.3
Interactive Media & Services	1.3
Household Durables	1.2
Health Care	0.8
Pharmaceuticals	0.7
Media	0.6
Metals & Mining	0.6
Banks	0.6
Total	100.0

*	Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS	25

HSBC RADIANTESG U.S. SMALLER COMPANIES PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2022

Common Stocks — 98.9%
	Shares	Value ($)
Banks — 0.6%
First BanCorp	8,920	140,847
Biotechnology — 7.0%
Alkermes PLC(a)	21,060	478,062
Denali Therapeutics, Inc.(a)	14,320	410,698
Enanta Pharmaceuticals, Inc. (a)	2,550	115,031
Halozyme Therapeutics, Inc.(a)	12,830	613,402
Ironwood Pharmaceuticals, Inc.(a)	3,460	37,852
RAPT Therapeutics, Inc.(a)	5,570	121,537
		1,776,582
Building Products — 4.8%
Apogee Enterprises, Inc.	5,550	254,634
Carlisle Cos., Inc.	2,090	499,092
Owens Corning	5,320	455,445
		1,209,171
Capital Markets — 1.3%
Cboe Global Markets, Inc.	1,500	186,750
StoneX Group, Inc.(a)	1,670	155,844
		342,594
Commercial Services & Supplies — 2.1%
IAA, Inc.(a)	13,690	519,262
Communications Equipment — 4.2%
Extreme Networks, Inc.(a)	24,130	432,892
Harmonic, Inc.(a)	19,600	302,820
Lumentum Holdings, Inc.(a)	4,310	320,880
		1,056,592
Construction & Engineering — 3.8%
Dycom Industries, Inc.(a)	3,860	456,175
WillScot Mobile Mini Holdings Corp.(a)	11,930	507,383
		963,558
Diversified Consumer Services — 3.6%
Chegg, Inc.(a)	20,360	439,165
H&R Block, Inc.	11,350	467,053
		906,218
Diversified Telecommunication Services — 2.2%
Iridium Communications, Inc. (a)	10,810	557,039
Electrical Equipment — 2.2%
Atkore, Inc.(a)	5,690	542,257
Electronic Equipment, Instruments & Components — 6.2%
Advanced Energy Industries, Inc.	4,800	377,520
Jabil, Inc.	8,670	557,048
National Instruments Corp.	8,140	310,785
Vontier Corp.	16,400	313,240
		1,558,593
Equity Real Estate Investment Trusts (REITs) — 4.4%
Iron Mountain, Inc.	10,410	521,229
Omega Healthcare Investors, Inc.	3,800	120,764
Tanger Factory Outlet Centers, Inc.	18,180	327,422
Uniti Group, Inc.	18,990	147,362
		1,116,777
Health Care — 0.8%
Alphatec Holdings, Inc.(a)	18,840	192,921
Health Care Equipment & Supplies — 7.3%
Cardiovascular Systems, Inc. (a)	8,690	125,484
Glaukos Corp.(a)	6,270	351,559
iRhythm Technologies, Inc.(a)	3,700	471,713
Shockwave Medical, Inc.(a)	2,140	627,341
TransMedics Group, Inc.(a)	5,510	265,692
		1,841,789
Health Care Providers & Services — 7.6%
AMN Healthcare Services, Inc.(a)	3,840	481,920
Apollo Medical Holdings, Inc. (a)	7,040	249,638
Cross Country Healthcare, Inc.(a)	4,820	178,774
Option Care Health, Inc.(a)	9,260	280,208
Progyny, Inc.(a)	8,540	379,774
The Ensign Group, Inc.	3,790	340,266
		1,910,580
Household Durables — 1.2%
Installed Building Products, Inc.	3,520	302,720
Independent Power and Renewable Electricity Producers — 1.5%
Clearway Energy, Inc., Class C	10,820	375,887
Interactive Media & Services — 1.3%
Cars.com, Inc.(a)	9,680	134,358
TripAdvisor, Inc.(a)	8,080	190,850
		325,208
IT Services — 1.6%
Verra Mobility Corp.(a)	24,000	409,680
Life Sciences Tools & Services — 2.2%
Bruker Corp.	9,190	568,309
Machinery — 1.4%
Hillenbrand, Inc.	7,920	349,905
Media — 0.6%
WideOpenWest, Inc.(a)	10,610	145,463
Metals & Mining — 0.6%
Constellium SE(a)	13,080	144,142
Pharmaceuticals — 0.7%
Harmony Biosciences Holdings, Inc.(a)	3,280	170,560
Professional Services — 1.3%
TriNet Group, Inc.(a)	5,100	331,398
Semiconductors & Semiconductor Equipment — 3.3%
Axcelis Technologies, Inc.(a)	4,960	287,680
Lattice Semiconductor Corp. (a)	11,180	542,342
		830,022
Software — 12.3%
Agilysys, Inc.(a)	4,060	260,530
Box, Inc., Class A(a)	18,330	532,486
Fair Isaac Corp.(a)	710	339,976
Five9, Inc.(a)	8,910	536,917
Manhattan Associates, Inc.(a)	2,610	317,559
NortonLifeLock, Inc.	23,270	524,273
Paylocity Holding Corp.(a)	2,490	577,157
		3,088,898
Specialty Retail — 6.2%
Dick’s Sporting Goods, Inc.	3,560	404,986
Five Below, Inc.(a)	2,390	349,776

26	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC RADIANTESG U.S. SMALLER COMPANIES PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2022 (continued)

Common Stocks, continued
	Shares	Value ($)
Specialty Retail, continued
Hibbett, Inc.	2,950	184,139
Williams-Sonoma, Inc.	5,010	620,388
		1,559,289
Technology Hardware, Storage & Peripherals — 2.4%
Pure Storage, Inc., Class A(a)	19,880	613,497
Thrifts & Mortgage Finance — 2.2%
Federal Agricultural Mortgage Corp., Class C	1,090	125,568
Walker & Dunlop, Inc.	4,880	439,005
		564,573
Trading Companies & Distributors — 2.0%
McGrath RentCorp	2,730	256,757
Triton International, Ltd.	4,170	253,077
		509,834
TOTAL COMMON STOCKS (COST $23,390,512)(b)		24,924,165

Investment Company — 1.5%
Northern Institutional Government Select Portfolio, Institutional Shares, 2.48%(c)	372,644	372,644
TOTAL INVESTMENT COMPANY
(Cost $372,644)		372,644
TOTAL INVESTMENTS IN SECURITIES
(Cost $23,763,156)(b) — 100.4%		25,296,809
Other Assets (Liabilities) - (0.4)%		(98,037)
NET ASSETS - 100%		$25,198,772

(a)	Represents non-income producing security.
(b)	Includes a $428,697 opening balance adjustment related to tax loss reclassification due to wash sales.
(c)	The rate represents the annualized 7-day yield that was in effect on October 31, 2022.

See notes to financial statements.	HSBC FAMILY OF FUNDS	27

HSBC FAMILY OF FUNDS

Statement of Assets and Liabilities—as of October 31, 2022

HSBC RadiantESG U.S. Smaller Companies Portfolio
Assets:
Investment in securities, at value	$25,296,809
Dividends receivable	16,483
Prepaid expenses	40
Total Assets	25,313,332

Liabilities:
Accrued expenses and other liabilities:
Investment Management	6,410
Sub-Advisory	8,971
Administration	392
Accounting	4,494
Compliance Services	8,720
Custodian	1,377
Printing	1,450
Professional	64,478
Trustee	3,000
Other	15,268
Total Liabilities	$114,560

Net Assets Applicable to investors’ beneficial interest	$25,198,772
Investments in securities, at cost(a)	$23,763,156

(a)	Includes a $428,697 opening balance adjustment related to tax loss reclassification due to wash sales.

28	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statement of Operations - For the year ended October 31, 2022.

HSBC RadiantESG U.S. Smaller Companies Portfolio
Investment Income:
Dividends	$555,873
Foreign tax withholding	(1,089)
Total Investment Income	554,784

Expenses:
Investment Management Fees	158,445
Sub-Advisory Fees	328,703
Administration	10,088
Accounting	54,087
Compliance Services	104,636
Custodian	23,515
Printing	11,686
Professional	611,396
Trustee	294,958
Other	46,283
Total Expenses	1,643,797

Net Investment Income/(Loss)	$(1,089,013)

Net Realized/Unrealized Gains/(Losses) from Investments in Securities:
Net realized gains/(losses) from investment securities	(6,138,794)
Change in unrealized appreciation/depreciation on investment securities	(19,678,077)

Net realized/unrealized gains/(losses) on investments	(25,816,871)
Change in Net Assets Resulting from Operations	$(26,905,884)

See notes to financial statements.	HSBC FAMILY OF FUNDS	29

HSBC FAMILY OF FUNDS

Statement of Changes in Net Assets

	HSBC RadiantESG U.S. Smaller Companies Portfolio
	For the year ended October 31, 2022	For the year ended October 31, 2021
Investment Activities:
Operations:
Net investment income/(loss)	$(1,089,013)	$(625,180)
Net realized gains/(losses) from investments	(6,138,794)	50,023,958
Change in unrealized appreciation/depreciation on investments	(19,678,077)	(6,063,698)
Change in net assets resulting from operations	(26,905,884)	43,335,080
Proceeds from contributions	64,074,231	4,654,627
Value of withdrawals	(113,329,023)	(77,915,936)
Change in net assets resulting from transactions in investors’ beneficial interest	(49,254,792)	(73,261,309)
Change in net assets	(76,160,676)	(29,926,229)

Net Assets:
Beginning of period	101,359,448	131,285,677
End of period	$25,198,772	$101,359,448

30	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC RADIANTESG U.S. SMALLER COMPANIES PORTFOLIO

Financial Highlights

		Ratios/Supplementary Data
	Total Return	Net Assets at End of Period (000’s)	Ratio of Net Expense to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover
HSBC RADIANTESG U.S. SMALLER COMPANIES PORTFOLIO
Year Ended October 31, 2022	(27.12)%	$25,198	2.60%	(1.72	)%(a)	120%
Year Ended October 31, 2021	43.07%	101,359	1.25%	(0.53)%		78%
Year Ended October 31, 2020	22.50%	131,286	1.13%	(0.49)%		94%
Year Ended October 31, 2019	9.31%	124,533	1.07%	(0.31)%		81%
Year Ended October 31, 2018	6.99%	146,185	1.04%	(0.34)%		77%

(a)	Reflects special dividends paid out during the year by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income/(loss) ratio would have been (2.11)%

See notes to financial statements.	HSBC FAMILY OF FUNDS	31

HSBC FAMILY OF FUNDS

Notes to Financial Statements—October 31, 2022

1.	Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of October 31, 2022, the Trust is composed of 5 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the HSBC RadiantESG U.S. Smaller Companies Portfolio (formerly HSBC Opportunity Portfolio) (the “Portfolio”). The Portfolio changed its name on June 28, 2022.

For simplicity purposes, this document may use the term “Fund” to include the Portfolio. This two-tier fund structure is commonly referred to as a “master/feeder” structure because one fund (the Fund or “feeder fund”) is investing all its assets in a second fund (the Portfolio or “master fund”).

The Portfolio operates as a master fund in a master-feeder arrangement, in which the feeder funds invest all or part of their investable assets in the Portfolio. The Agreement and Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolio.

The Portfolio is a diversified series of the Trust. Financial statements for all other funds of the Trust are published separately.

The following represents each feeder fund’s proportionate ownership interest in the Portfolio:

Feeder Fund	Proportionate Ownership Interest on October 31, 2022 (%)
RadiantESG U.S. Smaller Companies Fund	32.4
RadiantESG U.S. Smaller Companies Fund (Class I)	67.6

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolio. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust believes the risk of loss to be remote.

The Portfolio is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Portfolio records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

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Notes to Financial Statements—October 31, 2022 (continued)

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

Dividend income is recorded on the ex-dividend date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash, if any, are recorded at the fair value of the securities received. To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions. The Portfolio makes an allocation of its investment income, expenses and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio on the date of such accrual or gain/loss.

Foreign Currency Translation:

The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts, if any, are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities at the close of each business day. Purchases and sales of securities, and income and expenses are, as applicable, translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. If applicable, any such fluctuations are included with the net realized and unrealized gain or loss from investments in securities and foreign currency translations.

Restricted Securities:

The Portfolio may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be classified as liquid by the Investment Adviser (as defined in Note 4) under the Trust’s liquidity risk management program, as approved by the Board. Therefore, not all restricted securities are considered illiquid. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio. As of October 31, 2022, there were no restricted securities held by the Portfolio.

Allocations:

Expenses directly attributable to the Portfolio are charged to the Portfolio. Expenses not directly attributable to the Portfolio are allocated among the applicable series within the Trust equally to each fund, in relation to its net assets, or another appropriate basis. Because the Portfolio operates in a master-feeder structure, in which the feeder funds invest all of their investable assets in the Portfolio, certain expenses are allocated solely to the Portfolio rather than the feeder funds.

Federal Income Taxes:

The Portfolio is treated as a partnership for U.S. federal income tax purposes. Accordingly, the Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, feeder funds are allocated for tax purposes their respective share of the Portfolio’s ordinary income and realized gains or losses. It is intended that the Portfolio will continue to

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Notes to Financial Statements—October 31, 2022 (continued)

be managed in such a way that its feeder funds will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

Management of the Portfolio has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

3.	Investment Valuation Summary

The valuation techniques employed by the Portfolio, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Portfolio’s investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices (unadjusted) in active markets for identical assets

●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3—significant unobservable inputs (including the Investment Adviser’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Exchange traded domestic equity securities are valued at the last sale price on a national securities exchange (except the Nasdaq Stock Market), or in the absence of recorded sales, at the readily available closing bid price on such exchanges. Securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation. Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy.

Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Investments in other mutual funds are valued at their net asset values (“NAVs”), as reported by such mutual funds and are typically categorized as Level 1 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are fair valued pursuant to procedures approved by the Board (“Procedures”). With respect to the Portfolio’s investments that do not have readily available or reliable market quotations, the Board has designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act. These instruments are classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require fair value pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by the Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Procedures are intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, neither the Trust nor the Investment Adviser can ensure that fair values determined under the Procedures would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

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Notes to Financial Statements—October 31, 2022 (continued)

As of October 31, 2022, all investments were categorized as Level 1 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments.

4.	Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC USA, Inc., a registered bank holding company under the laws of the United States, acts as Investment Adviser to the Portfolio. As Investment Adviser, HSBC manages the investments of the Portfolio and continuously reviews, supervises, and administers the Portfolio’s investments pursuant to an Investment Advisory Contract. RadiantESG Global Investors LLC (“Radiant”) serves as subadviser for the Portfolio and is paid for its services directly by the Portfolio. Effective on June 28, 2022, Radiant replaced Westfield Capital Management Company, L.P. (“Westfield”) as subadviser to the Portfolio.

For their services, the Investment Adviser and Radiant receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets. Prior to June 28, 2022, the Investment Adviser and Westfield received in the aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Portfolio’s average daily net assets. Currently, the Investment Adviser’s contractual fee is 0.25% and Radiant’s contractual fee is 0.35%. Prior to June 28, 2022, the prior subadviser’s contractual fee was 0.55%.

Administration, Fund Accounting and Other Services:

HSBC also serves as the Portfolio’s Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Portfolio (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust, however, the assets of the funds of the HSBC Funds that invest in the Portfolio are not double-counted. For the year ended October 31, 2022, the effective annualized rate was 0.031%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust. For assets invested in the Portfolio by the HSBC Funds, the Portfolio pays half of the administration fee and the feeder funds pay half of the administration fee, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth below:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0200
In excess of $10 billion but not exceeding $20 billion	0.0150
In excess of $20 billion but not exceeding $50 billion	0.0065
In excess of $50 billion	0.0045

Under a Services Agreement between the Trust and Citi (the “Services Agreement”), Citi makes an individual available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the Services Agreement, the Trust paid Citi $313,915 for the year ended October 31, 2022, plus reimbursement of certain out-of-pocket expenses.

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Notes to Financial Statements—October 31, 2022 (continued)

Expenses incurred by the Portfolio are reflected on the Statement of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

In addition, Citi provides fund accounting services for the Portfolio under the Services Agreement. For its services to the Portfolio, Citi receives an annual fee per portfolio, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special, and informational meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statement of Operations.

Other:

The Portfolio may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the year ended October 31, 2022, the Portfolio did not purchase any such securities.

The Portfolio may use related party broker-dealers. For the year ended October 31, 2022, there were no brokerage commissions paid to broker-dealers affiliated with the Adviser.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting or other business relationships with the issuers of the securities in which the Portfolio invest.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2022 were as follows:

	Purchases ($)	Sales ($)
RadiantESG U.S. Smaller Companies Portfolio	74,895,772	124,807,438

6.	Investment Risks:

The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day.

Market Risk: The value of the Portfolio’s investments may decline due to changing economic, political, social, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Portfolio’s investments in a different country or geographic region. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Portfolio and its investments.

Model and Data Risk: Radiant, the investment sub-adviser employs proprietary quantitative models in selecting investments for the Portfolio. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes in a factor’s historical trends, and technical issues in the construction, implementation, and maintenance of the models (including, for example, problems with data sourced by Radiant or supplied by third parties, software issues, or other types of errors). There are limitations inherent in every quantitative model and there is no guarantee

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Notes to Financial Statements—October 31, 2022 (continued)

that quantitative models will perform as expected or result in effective investment decisions for the Portfolio. Additionally, commonality of holdings across quantitative asset managers may amplify losses.

ESG Investing Risk: The incorporation of ESG criteria, including ESG and Impact scores and the identification of controversial business lines and other screens, into the investment process will cause the Fund to forgo investment opportunities available to other mutual funds that do not use these criteria, or to increase or decrease its exposure to certain sectors or certain types of companies. For example, the Fund will generally not seek to invest in companies that operate in, or derive a specific amount of revenue from, controversial business lines (e.g., tobacco, nuclear armaments and other controversial weapons, and thermal coal extraction), or companies with severe controversies (e.g., severe violators of human rights and liberties). As a result, the Fund could underperform other mutual funds that do not consider ESG criteria in their investment processes. Radiant’s ESG criteria and ESG-related investment processes may be changed periodically without shareholder approval or notice.

7.	Federal Income Tax Information:

As of the tax year ended October 31, 2022, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) were as follows:

	Tax Cost ($)	Tax Unrealized Appreciation ($)	Tax Unrealized Depreciation ($)	Net Unrealized Appreciation/ (Depreciation) ($)*
RadiantESG U.S. Smaller Companies Portfolio	24,040,775	2,224,122	(968,088)	1,256,034

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8.	Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2022, other than the following:

Effective as of November 7, 2022, State Street Bank and Trust Company (“State Street”) replaced The Northern Trust Company as the custodian of the Trust. State Street provides custodial services pursuant to a Master Services Agreement with the Trust. Under this Master Services Agreement, State Street also provides fund accounting, fund administration, regulatory administration and certain other services. Citi Fund Services Ohio, Inc. will no longer provide services to, or serve as the sub-administrator of, the Trust. For its services, State Street is entitled to a fee, payable by the Funds, based primarily on a Fund’s net assets, subject to per Fund fees, miscellaneous fees and reimbursements of certain expenses. Effective as of November 7, 2022, State Street also replaced DST Asset Manager Solutions, Inc. (“DST”) as the transfer agent of the Trust, although State Street has delegated its responsibilities to DST and DST continues to provide transfer agency services to the Trust. As of November 7, 2022, pursuant to a Fund PFO/Treasurer, CCO, Secretary and AMLO Agreement between Foreside Fund Officer Services, LLC (“Foreside”) and the Trust, Foreside makes individuals available to serve as the Trust’s Chief Compliance Officer, Treasurer and Secretary. In light of these changes, effective as of November 7, 2022, the fees payable to HSBC as the Administrator to the Funds were modified. Under the terms of the Amended and Restated Administration Services Agreement, HSBC receives from the Portfolio (as well as other funds in the Trust combined) a fee, computed daily and paid monthly (or at such times as HSBC shall request), equal on an annual basis to two basis points (0.02%) of average daily net assets. The fee rate is determined on the basis of the aggregate average daily net assets of the Trust.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HSBC Funds and Shareholders of HSBC RadiantESG U.S. Smaller Companies Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of HSBC RadiantESG U.S. Smaller Companies Portfolio (one of the funds constituting HSBC Funds, hereafter collectively referred to as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures

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Report of Independent Registered Public Accounting Firm (continued)

that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 23, 2022

We have served as the auditor of one or more investment companies in the HSBC Funds since 2015.

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Table of Shareholder Expenses—as of October 31, 2022 (Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The actual examples are based on an investment of $1,000 invested at the beginning of a six-month period beginning May 1, 2022 and held through the period ended October 31, 2022.

The columns below under the heading entitled “Actual” provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held throughout the period ended October 31, 2022.

The columns below under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the columns under the heading entitled “Hypothetical” are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Annualized Expense Ratio During Period	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Expenses Paid During Period(1)	Ending Account Value 10/31/22	Expenses Paid During Period(1)
RadiantESG U.S. Smaller Companies Portfolio	4.19%	$1,000.00	$937.30	$20.46	$1,004.80	$21.17

(1)	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.)

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Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Name Address, Age*	Position(s) Held with Funds	Length of Time Served	Principal Occupations During Past 5 Years	Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held by Trustee During Past 5 Years***

Independent Trustees

MARCIA L. BECK P.O. Box 219691 Kansas City, MO 64121-9691 Age: 67	Chairman and Trustee	2008 to present	Private Investor (1999 – present)	5	None

SUSAN C. GAUSE P.O. Box 219691 Kansas City, MO 64121-9691 Age: 70	Trustee	2013 to present	Private Investor (2003 – present)	5	Metropolitan Series Fund (2012 – present); and Met Investors Series Trust (2008 – present)

SUSAN S. HUANG P.O. Box 219691 Kansas City, MO 64121-9691 Age: 68	Trustee	2008 to present	Private Investor (2000 – present)	5	None

HUGH T. HURLEY, III P.O. Box 219691 Kansas City, MO 64121-9691 Age: 58	Trustee	2020 to present	Private Investor (2017 – present); Managing Director and Global Head of Product Strategy Active Equity, BlackRock, Inc. from 2006 to 2017.	5	Oakmark Funds (2018 – present)

*	Each independent trustee may be contacted by writing to the Trustee, c/o DST Asset Manager Solutions, Inc., P.O. Box 219691, Kansas City, MO 64121-9691, Attn: Stefano R. Michelagnoli.
**	Includes all operational series of the HSBC Funds.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
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Board of Trustees and Officers (Unaudited) (continued)

Name, Address, Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

STEFANO R. MICHELAGNOLI 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2020 to present	Global Head of Client Operations, HSBC Global Asset Management (USA) Inc. (June 2020 - present); Regional Head of Product (Americas), HSBC Global Asset Management (USA) Inc. (2015-June 2020)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 59	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)

PATRICK KENISTON* 3 Canal Plaza, Suite 100, Portland, Maine 04101 Age: 58	Chief Compliance Officer and Secretary	One year; 2022 to present	Senior Principal Consultant and Fund Chief Compliance Officer, ACA Global (FKA Foreside Financial Group, LLC) (2008 - present)

MARIA CLEM SELL* 3 Canal Plaza, Suite 100, Portland, Maine 04101 Age: 44	Treasurer	One year; 2022 to present	Senior Principal Consultant and Fund Treasurer, ACA Global (FKA Foreside Financial Group, LLC) (June 2021 - present); Director, Franklin Templeton Investments (April 2014 – April 2021)

JAMES M. CURTIS 452 Fifth Avenue New York, NY 10018 Age: 54	Chief Legal Officer	One year; 2018 to present	Associate General Counsel, HSBC Technology & Services (USA) Inc. (2018-present); Associate General Counsel, HSBC Securities (USA) Inc. (2005-2017);

*	Mr. Keniston and Ms. Sell are also officers of certain other investment companies.

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Other Information (Unaudited)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Funds file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter with the SEC on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter is available on the SEC’s website at http://www.sec.gov. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at https://www. assetmanagement.us.hsbc.com/en/individual-investor/fund-centre.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISER

HSBC RadiantESG U.S. Smaller Companies Portfolio
RadiantESG Global Investors LLC
21 Orinda Way, Suite C-546
Orinda, CA 94563

Investment products:

ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

SUB-TRANSFER AGENT

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at https://www.assetmanagement.us.hsbc.com/en/individual-investor/fund-centre. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-EQF-1222	12/22

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Marcia Beck, Susan Gause and Hugh Hurley III, each of whom is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2022	$175,000
2021	$150,000

(b) Audit-Related Fees,
2022	$36,000
2021	$0

Fees for 2022 relate to audit-related services provided by PricewaterhouseCoopers LLP to the Funds in connection with the transition of certain of the Funds’ service provider arrangements.

(c) Tax Fees,
2022	$61,600
2021	$77,400

Fees for both 2021 and 2022 relate primarily to the preparation of federal and state income and excise tax returns and the review of excise tax distributions. These amounts include fees for funds of the Trust which have liquidated.

(d) All Other Fees,
2022	$0
2021	$0

(e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

(e)(2)
2022	0%
2021	0%

(f) Not applicable.

(g) Non-Audit Fees,
2022	$1,890,000
2021	$1,767,000

Fees for 2021 and 2022 represent PricewaterhouseCoopers LLP services provided to the Funds and to HSBC Bank and affiliates related to general corporate, state and local tax assistance, accounting matters and various advisory projects.

(h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC Funds

By (Signature and Title)	/s/ Stefano R. Michelagnoli
Stefano R. Michelagnoli, President (Principal Executive Officer)

Date	January 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stefano R. Michelagnoli
Stefano R. Michelagnoli, President (Principal Executive Officer)

Date	January 4, 2023

By (Signature and Title)	/s/ Maria Clem Sell
Maria Clem Sell, Treasurer (Principal Financial Officer)

Date	January 4, 2023